UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under § 240.14a-12

(Name of Registrant as Specified In Its Charter)

CITY NATIONAL ROCHDALE FUNDS
CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND
CITY NATIONAL ROCHDALE STRATEGIC CREDIT FUND
CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE STRATEGIES FUND
CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE STRATEGIES FUND TEI
CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE STRATEGIES MASTER FUND

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND

CITY NATIONAL ROCHDALE STRATEGIC CREDIT FUND

CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE STRATEGIES FUND

CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE STRATEGIES FUND TEI

CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE STRATEGIES MASTER FUND

Dear Shareholder/Member:

A special joint meeting of shareholders of City National Rochdale Funds (the “CNR Funds”), City National Rochdale Select Strategies Fund (the “Select Strategies Fund”) and City National Rochdale Strategic Credit Fund (the “Strategic Credit Fund”), and of members of City National Rochdale High Yield Alternative Strategies Fund LLC and City National Rochdale High Yield Alternative Strategies Fund TEI LLC (the “Feeder Funds”), and City National Rochdale High Yield Alternative Strategies Master Fund LLC (the “Master Fund” and together with the Feeder Funds, the “High Yield Funds”) (each of the CNR Funds, Select Strategies Fund, Strategic Credit Fund and High Yield Funds may be referred to herein as a “Fund” and collectively as the “Funds”), will be held on August 11, 2021, at 12:00 p.m., Eastern Time (together with any postponement or adjournments, the “Meeting”). Due to the coronavirus (COVID-19) pandemic and to support the health and well-being of the Funds’ shareholders and members, as applicable, employees, and community, the Meeting will be conducted as a virtual meeting hosted by means of a live webcast. Shareholders and members, as applicable, will be able to join the Meeting live via the webcast or by telephone, ask questions, and cast their votes remotely.

Each of the CNR Funds, Select Strategies Fund and Strategic Credit Fund is a Delaware statutory trust, and each High Yield Fund is a Delaware limited liability company. For ease of reference throughout, the Board of Directors of each High Yield Fund will be referred to as a “Board of Trustees,” the Directors of each High Yield Fund will be referred to as “Trustees,” and members of each High Yield Fund will be referred to as “shareholders.”

At the Meeting, shareholders of each Fund will be asked to consider and vote on a proposal to elect nominees as members of the Board of Trustees of the Fund (each, a “Board” and the members of which are referred to as “Trustees”), and shareholders of the CNR Funds will be asked to consider and vote on a proposal to adopt an amended and restated agreement and declaration of trust for that Fund (each, a “Proposal” and collectively, the “Proposals”), as set forth in the table below.

Proposal	Fund(s)
1) To elect six nominees to the Board of Trustees of each Fund (to be voted on by the shareholders of all series of City National Rochdale Funds voting together, and by the shareholders of each other Fund separately).

City National Rochdale Funds

- City National Rochdale Government Money Market Fund

- City National Rochdale Government Bond Fund

- City National Rochdale Corporate Bond Fund

- City National Rochdale California Tax Exempt Bond Fund

- City National Rochdale Municipal High Income Fund

- City National Rochdale Intermediate Fixed Income Fund

- City National Rochdale Short Term Emerging Markets Debt Fund

- City National Rochdale Fixed Income Opportunities Fund

- City National Rochdale Dividend & Income Fund

- City National Rochdale U.S. Core Equity Fund

City National Rochdale Select Strategies Fund

City National Rochdale Strategic Credit Fund

City National Rochdale High Yield Alternative Strategies Fund LLC

City National Rochdale High Yield Alternative Strategies Fund TEI LLC

City National Rochdale High Yield Alternative Strategies Master Fund LLC

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2) To approve an amended and restated agreement and declaration of trust for the City National Rochdale Funds (each sub-proposal below to be voted on by the shareholders of all series of the City National Rochdale Funds voting together).

- 2A) To permit the Board to amend the Declaration of Trust in any respect in the future without shareholder approval.

- 2B) To permit the Board to authorize the reorganization, including through mergers, consolidations, sales of assets, or conversions, of the City National Rochdale Funds, a series or class without shareholder approval when permitted by applicable law.

- 2C) To permit the Board to determine circumstances under which the City National Rochdale Funds may involuntarily redeem a shareholder’s shares.

- 2D) To effect certain other changes.

City National Rochdale Funds

- City National Rochdale Government Money Market Fund

- City National Rochdale Government Bond Fund

- City National Rochdale Corporate Bond Fund

- City National Rochdale California Tax Exempt Bond Fund

- City National Rochdale Municipal High Income Fund

- City National Rochdale Intermediate Fixed Income Fund

- City National Rochdale Short Term Emerging Markets Debt Fund

- City National Rochdale Fixed Income Opportunities Fund

- City National Rochdale Dividend & Income Fund

- City National Rochdale U.S. Core Equity Fund

3) To transact any other business that may properly come before the Meeting.	All Funds.

Proposal 1 (all Funds). Each Board is responsible for overseeing the management and operations of the relevant Fund and protecting the interests of its shareholders. Each Board meets regularly to oversee the business affairs of the relevant Fund and review the activities of the Fund’s officers, who are responsible for the day-to-day operations of the Fund. We are fortunate to have six nominees committed to carrying out these functions. All of the nominees are already Trustees of the Funds, as set forth below:

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1.	James R. Wolford has served as a Trustee of the CNR Funds since 1999, the Select Strategies Fund since 2016, the Strategic Credit Fund since 2018, and each High Yield Fund since 2013;
2.	Andrew S. Clare has served as a Trustee of the CNR Funds since 2013, the Select Strategies Fund since 2016, the Strategic Credit Fund since 2018, and each High Yield Fund since 2013;
3.	Daniel A. Hanwacker has served as a Trustee of the CNR Funds since 2013, the Select Strategies Fund since 2016, the Strategic Credit Fund since 2018, and each High Yield Fund since 2013;
4.	Jon C. Hunt has served as a Trustee of the CNR Funds since 2013, the Select Strategies Fund since 2016, the Strategic Credit Fund since 2018, and each High Yield Fund since 2013;
5.	Jay C. Nadel has served as a Trustee of the CNR Funds since 2013, the Select Strategies Fund since 2016, the Strategic Credit Fund since 2018, and each High Yield Fund since 2013; and
6.	Julie C. Miller has served as a Trustee of the CNR Funds, the Select Strategies Fund, the Strategic Credit Fund, and each High Yield Fund since May 2020.

Proposal 2 (CNR Funds only). The CNR Funds’ existing amended and restated agreement and declaration of trust (the “Declaration of Trust”) governs the management and operations of the CNR Funds. City National Rochdale, LLC, the Funds’ investment adviser, and the Board believe that the existing Declaration of Trust contains many outmoded provisions and does not provide the Board with the flexibility to govern the Fund that more modern declarations of trust provide. Accordingly, the Board is proposing the amendment and restatement of the Declaration of Trust for shareholder approval in order to facilitate more efficient management of the CNR Funds.

After careful consideration, each Board has unanimously approved the applicable Proposal(s) and believes that each Proposal is in the best interests of the applicable Fund and its shareholders. Each Board unanimously recommends that you vote FOR each Proposal applicable to your Fund(s).

Your vote is important. The attached Joint Proxy Statement describes the voting process for shareholders. We ask that you carefully review the Joint Proxy Statement and vote FOR each Proposal applicable to your Fund(s). Upon completing your review, please take a moment to vote your shares:

•	By completing and returning the enclosed proxy card in the envelope provided,
•	By touch-tone telephone by calling 1-800-690-6903, or
•	By Internet voting at www.proxyvote.com.

If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares. On behalf of each Board, we thank you for your continued investment.

Sincerely,

Garrett R. D’Alessandro

President and Chief Executive Officer

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CITY NATIONAL ROCHDALE FUNDS
CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND
CITY NATIONAL ROCHDALE STRATEGIC CREDIT FUND
CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE STRATEGIES FUND
CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE STRATEGIES FUND TEI
CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE STRATEGIES MASTER FUND
NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS/MEMBERS
TO BE HELD ON AUGUST 11, 2021

NOTICE IS HEREBY GIVEN THAT A SPECIAL JOINT MEETING of shareholders of City National Rochdale Funds (the “CNR Funds”), City National Rochdale Select Strategies Fund (the “Select Strategies Fund”) and City National Rochdale Strategic Credit Fund (the “Strategic Credit Fund”), and of members of City National Rochdale High Yield Alternative Strategies Fund LLC and City National Rochdale High Yield Alternative Strategies Fund TEI LLC (the “Feeder Funds”), and City National Rochdale High Yield Alternative Strategies Master Fund LLC (the “Master Fund” and together with the Feeder Funds, the “High Yield Funds”) (each of the CNR Funds, Select Strategies Fund, Strategic Credit Fund and High Yield Funds may be referred to herein as a “Fund” and collectively as the “Funds”), will be held on August 11, 2021, at 12:00 p.m., Eastern Time (together with any postponement or adjournments, the “Meeting”). Due to the coronavirus (COVID-19) pandemic and to support the health and well-being of the Funds’ shareholders and members, as applicable, employees, and community, the Meeting will be conducted as a virtual meeting hosted by means of a live webcast. Shareholders or members, as applicable, will be able to join the Meeting live via the webcast or by telephone, ask questions, and cast their votes remotely.

The CNR Funds, Select Strategies Fund and Strategic Credit Fund are each a Delaware statutory trust, and the High Yield Funds are each a Delaware limited liability company. For ease of reference throughout, the Board of Directors of each High Yield Fund will be referred to as a “Board of Trustees,” the Directors of each High Yield Fund will be referred to as “Trustees,” and members of each High Yield Fund will be referred to as “shareholders.” At the Meeting, and as specified in greater detail in the joint proxy statement (the “Joint Proxy Statement”) accompanying this Notice, shareholders will be asked to consider and vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”), as set forth in the table below.

Proposal	Fund
1) To elect six nominees to the Board of Trustees of each Fund (to be voted on by the shareholders of all series of the City National Rochdale Funds voting together, and by the shareholders of each other Fund separately).

City National Rochdale Funds

- City National Rochdale Government Money Market Fund

- City National Rochdale Government Bond Fund

- City National Rochdale Corporate Bond Fund

- City National Rochdale California Tax Exempt Bond Fund

- City National Rochdale Municipal High Income Fund

- City National Rochdale Intermediate Fixed Income Fund

- City National Rochdale Short Term Emerging Markets Debt Fund

- City National Rochdale Fixed Income Opportunities Fund

- City National Rochdale Dividend & Income Fund

- City National Rochdale U.S. Core Equity Fund

City National Rochdale Select Strategies Fund

City National Rochdale Strategic Credit Fund

City National Rochdale High Yield Alternative Strategies Fund LLC

City National Rochdale High Yield Alternative Strategies Fund TEI LLC

City National Rochdale High Yield Alternative Strategies Master Fund LLC

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2) To approve an amended and restated agreement and declaration of trust for the City National Rochdale Funds (each sub-proposal below to be voted on by the shareholders of all series of the City National Rochdale Funds voting together).

- 2A) To permit the Board to amend the Declaration of Trust in any respect in the future without shareholder approval.

- 2B) To permit the Board to authorize the reorganization, including through mergers, consolidations, sales of assets, or conversions, of the City National Rochdale Funds, a series or class without shareholder approval when permitted by applicable law.

- 2C) To permit the Board to determine circumstances under which the City National Rochdale Funds may involuntarily redeem a shareholder’s shares.

- 2D) To effect certain other changes.

City National Rochdale Funds

- City National Rochdale Government Money Market Fund

- City National Rochdale Government Bond Fund

- City National Rochdale Corporate Bond Fund

- City National Rochdale California Tax Exempt Bond Fund

- City National Rochdale Municipal High Income Fund

- City National Rochdale Intermediate Fixed Income Fund

- City National Rochdale Short Term Emerging Markets Debt Fund

- City National Rochdale Fixed Income Opportunities Fund

- City National Rochdale Dividend & Income Fund

- City National Rochdale U.S. Core Equity Fund

3) To transact any other business that may properly come before the Meeting.	All Funds.

After careful consideration, each Board has unanimously approved and recommends that shareholders vote FOR each Proposal applicable to your Fund(s). Please read the Joint Proxy Statement for a more complete discussion of each Proposal.

The Boards have set June 10, 2021, as the date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting.

Shareholders who do not expect to attend the Meeting virtually are requested to complete and return in the enclosed postage paid return envelope the accompanying proxy card, which is being solicited by each Board, or vote by telephone or Internet, as promptly as possible. This is important to ensure a quorum at the Meeting with respect to each Fund. You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the applicable Fund at any time before the proxy is exercised, or by voting at the Meeting.

By Order of the Board of each Fund,

Anthony Sozio

Secretary of the CNR Funds, Select Strategies Fund, Strategic Credit Fund, and High Yield Funds

June 30, 2021

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FUNDS PARTICIPATING IN THE MEETING
TO BE HELD ON AUGUST 11, 2021

City National Rochdale Funds

-	City National Rochdale Government Money Market Fund
-	City National Rochdale Government Bond Fund
-	City National Rochdale Corporate Bond Fund
-	City National Rochdale California Tax Exempt Bond Fund
-	City National Rochdale Municipal High Income Fund
-	City National Rochdale Intermediate Fixed Income Fund
-	City National Rochdale Short Term Emerging Markets Debt Fund
-	City National Rochdale Fixed Income Opportunities Fund
-	City National Rochdale Dividend & Income Fund
-	City National Rochdale U.S. Core Equity Fund

City National Rochdale Select Strategies Fund

City National Rochdale Strategic Credit Fund

City National Rochdale High Yield Alternative Strategies Fund LLC

City National Rochdale High Yield Alternative Strategies Fund TEI LLC

City National Rochdale High Yield Alternative Strategies Master Fund LLC

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QUESTIONS AND ANSWERS

Question: Why am I receiving these proxy materials?

Answer: You are receiving these proxy materials—a booklet that includes the Notice of Special Joint Meeting of Shareholders/Members (the “Notice”), the Joint Proxy Statement and your proxy card—because you are a shareholder of one or more Funds and have the right to notice of, and to vote on, important matters concerning the governance of the applicable Fund(s). In particular, you are being asked to consider and vote on a proposal to elect nominees as members of the Board, and, if applicable, a proposal to approve an amended and restated agreement and declaration of trust (the “New Declaration”) for CNR Funds.

Question: Why are the Funds having the Meeting?

Answer: Each Board called the Meeting to present two proposals to shareholders for their approval, as applicable. Proposal 1 asks shareholders to elect six nominees to the Board, and Proposal 2 asks shareholders of the CNR Funds to approve the New Declaration. After careful consideration, each Board believes that approval of each applicable Proposal is in the best interests of the Fund and its shareholders.

Question: How does the Board recommend that I vote?

Answer: Each Board unanimously recommends that you vote FOR each Proposal applicable to your Fund(s).

Question: Who are the nominees for Trustee that shareholders of the Funds are being asked to elect in Proposal 1?

Answer: There are six nominees. They are Mr. Andrew S. Clare, Mr. Daniel A. Hanwacker, Mr. Jon C. Hunt, Ms. Julie C. Miller, Mr. Jay C. Nadel, and Mr. James Wolford. All nominees currently serve as Trustees of the Funds.

Question: Why are shareholders being asked to elect Trustees?

Answer: The Investment Company Act of 1940, as amended (the “1940 Act”), requires that at least a majority of an investment company’s board members be elected by its shareholders. In addition, the 1940 Act allows trustees to fill a vacancy on a board if, after filling the vacancy, at least two-thirds of such board’s members have been elected by shareholders. Five of the six current Trustees have been previously elected by shareholders of the Funds.

When the shareholders of the CNR Funds and High Yield Funds elected five of the six current Trustees in 2013, each Trustee had a specified term limit. In 2017, the sole shareholder of the Select Strategies Fund elected five of the six current Trustees to specific terms.

In December 2020, each Board approved the proposed election of all of the Trustees with no term limits. Each Trustee would continue to be subject to the current retirement policy which provides that, under normal circumstances, each Trustee will hold office until December 31 of the year in which he or she reaches age 75, unless such period is extended by the Board for a period of up to two years. The removal of the current term limits would be effective upon the election by each Fund’s shareholders of the Trustee nominees.

Each Board believes it is in the best interests of the Fund for the shareholders to elect Ms. Miller and re-elect the remaining Trustees with no set term limits, but subject to effective term limits established by the retirement policy, so that all members of the Board will have been elected by the shareholders with no term limit and the Board will have greater flexibility to appoint additional Trustees in the future to fill vacancies without incurring the expense of additional shareholder meetings.

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Question: Why are the shareholders being asked to approve the New Declaration for CNR Funds in Proposal 2?

Answer: The CNR Funds trust was formed in 1996 pursuant to a declaration of trust, which has been amended from time to time (the “Existing Declaration”). City National Rochdale, LLC, the Funds’ investment adviser, and the Board believe that the Existing Declaration contains many outmoded provisions and does not provide the Board with the flexibility to govern the CNR Funds trust that more modern declarations of trust provide. Accordingly, the Board is proposing the adoption of the New Declaration for shareholder approval in order to facilitate more efficient management of the CNR Funds trust and its series by providing a more modern declaration of trust with greater flexibility to govern the trust. The New Declaration has been drafted in a manner that affords Trustees broad flexibility and powers to take actions that they, as fiduciaries for the CNR Funds trust, deem to be in the best interests of the trust and to minimize the number of circumstances in which shareholder approvals would be required. The proposed changes are designed to enable the CNR Funds trust to take full advantage of the flexibility conferred by Delaware law and the Investment Company Act of 1940, as amended (the “1940 Act”). Under the terms of the Existing Declaration, approval of the CNR Funds trust’s shareholders is necessary to amend the Existing Declaration in this manner. Therefore, the Board is asking shareholders of the CNR Funds trust to adopt the New Declaration by approving Proposal 2.

Question: Why should I vote?

Answer: Every vote is important. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Question: How do I place my vote?

Answer: Voting is quick and easy. Everything you need is enclosed. You may provide the Funds with your vote: (i) by mail with the enclosed proxy card; (ii) by telephone using the toll-free number listed in the proxy voting instructions included on your proxy card; (iii) by Internet by following the instructions in the proxy voting instructions included on your proxy card; or (iv) at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to vote using any of the enumerated methods.

If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares.

Question: How do I attend and vote at the Meeting?

Answer: You may virtually attend and vote at the Meeting online or by telephone by following the instructions on your proxy card.

Question: What if I have questions regarding a Proposal?

Answer: If you have questions regarding a Proposal, please feel free to call 1-855-737-3179 between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday.

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Page

PROPOSAL 1: ELECTION OF TRUSTEES	3
Introduction	3
Trustee Nominees	5
Officers of the Funds	9
Nomination Considerations	12
Board Meetings and Committees	12
Leadership Structure and Risk Oversight	13
Equity Securities Owned by Trustees	14
Independent Trustees	14
Interested Trustee	14
Trustee Compensation	15
Transactions in Securities of City National Rochdale or its Affiliates	15
PROPOSALS 2A THROUGH 2D: ADOPTION OF THE SECOND AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST	16
General	16
PROPOSAL 2A – FUTURE AMENDMENTS	17
PROPOSAL 2B – REORGANIZATIONS THROUGH MERGERS, CONSOLIDATIONS, SALES OF ASSETS, OR CONVERSIONS	17
PROPOSAL 2C – REDEMPTIONS OF SHARES	18
PROPOSAL 2D – OTHER CHANGES	18
Shares and Shareholders	18
Board of Trustees	19
Shareholder Voting and Meetings	21
Imposition of Redemption and Other Fees	22
Limitation of Liability and Indemnification	22
Derivative and Direct Actions	24
Applicable Law, Forum Selection, and Jury Waiver	24
Effect of Disapproval	25
OTHER INFORMATION	25
Independent Registered Public Accounting Firm	25
Audit Fees	25
Audit-Related Fees	26
Tax Fees	27
All Other Fees	27
Audit Committee Pre-Approval Policies and Procedures	27
Non-Audit Fees	28
Outstanding Shares	28
Shareholder Nomination of Trustees	29
Other Matters	30
VOTING PROCEDURES	30
How to Vote	30
Proxy Solicitation	30
Quorum and Adjournments	31
CNR Funds	31

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(continued)

Page

Select Strategies Fund and Strategic Credit Fund	31
High Yield Funds	31
Effect of Abstentions and Broker “Non-Votes”	31
City National Rochdale Proxy Voting Authority	32
Required Vote	32
CNR Funds	32
Select Strategies Fund and Strategic Credit Fund	33
High Yield Funds	33
GENERAL INFORMATION	34
Service Providers	34
Shareholder Communications	34
Shareholders Sharing the Same Address	34
APPENDIX A	1
APPENDIX B	1
APPENDIX C	1
APPENDIX D	1
APPENDIX E	1
PROXY CARD	1

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CITY NATIONAL ROCHDALE FUNDS
CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND
CITY NATIONAL ROCHDALE STRATEGIC CREDIT FUND
CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE STRATEGIES FUND
CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE STRATEGIES FUND TEI
CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE STRATEGIES MASTER FUND
JOINT PROXY STATEMENT

This Joint Proxy Statement and enclosed Notice of Special Joint Meeting of Shareholders/Members (the “Notice”) and proxy card are being furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of City National Rochdale Funds (the “CNR Funds”), City National Rochdale Select Strategies Fund (the “Select Strategies Fund”) and City National Rochdale Strategic Credit Fund (the “Strategic Credit Fund”), and the Board of Directors of City National Rochdale High Yield Alternative Strategies Fund LLC and City National Rochdale High Yield Alternative Strategies Fund TEI LLC (the “Feeder Funds”), and City National Rochdale High Yield Alternative Strategies Master Fund LLC (the “Master Fund” and together with the Feeder Funds, the “High Yield Funds”) (each of the CNR Funds, Select Strategies Fund, Strategic Credit Fund and High Yield Funds may be referred to herein as a “Fund” and collectively as the “Funds”). Each of the CNR Funds, Select Strategies Fund and Strategic Credit Fund is a Delaware statutory trust, and each of the High Yield Funds is a Delaware limited liability company. For ease of reference throughout, the Board of Directors of each High Yield Fund will be referred to as a “Board of Trustees,” the Directors of each High Yield Fund will be referred to as “Trustees,” and members of each High Yield Fund will be referred to as “shareholders.” The proxies are being solicited for use at a special joint meeting of shareholders of each Fund on the list attached to the Notice to be held on August 11, 2021, at 12:00 p.m., Eastern Time (with any postponements or adjournments, the “Meeting”). Due to the coronavirus (COVID-19) pandemic and to support the health and well-being of the Funds’ shareholders, employees, and community, the Meeting will be conducted as a virtual meeting hosted by means of a live webcast. Shareholders will be able to join the Meeting live via the webcast or by telephone, ask questions, and cast their votes remotely.

At the Meeting, and as described in the Joint Proxy Statement, shareholders will be asked to consider and vote on the following proposal(s) applicable to their Fund(s) (each, a “Proposal” and collectively, the “Proposals”), as set forth in the table below.

Proposal	Fund
1) To elect six nominees to the Board of Trustees of each Fund (to be voted on by the shareholders of all series of the City National Rochdale Funds voting together, and by the shareholders of each other Fund separately).

City National Rochdale Funds

- City National Rochdale Government Money Market Fund

- City National Rochdale Government Bond Fund

- City National Rochdale Corporate Bond Fund

- City National Rochdale California Tax Exempt Bond Fund

- City National Rochdale Municipal High Income Fund

- City National Rochdale Intermediate Fixed Income Fund

- City National Rochdale Short Term Emerging Markets Debt Fund

- City National Rochdale Fixed Income Opportunities Fund

- City National Rochdale Dividend & Income Fund

- City National Rochdale U.S. Core Equity Fund

City National Rochdale Select Strategies Fund

City National Rochdale Strategic Credit Fund

City National Rochdale High Yield Alternative Strategies Fund LLC

City National Rochdale High Yield Alternative Strategies Fund TEI LLC

City National Rochdale High Yield Alternative Strategies Master Fund LLC

2) To approve an amended and restated agreement and declaration of trust for the City National Rochdale Funds (each sub-proposal below to be voted on by the shareholders of all series of the City National Rochdale Funds voting together).

- 2A) To permit the Board to amend the Declaration of Trust in any respect in the future without shareholder approval.

- 2B) To permit the Board to authorize the reorganization, including through mergers, consolidations, sales of assets, or conversions, of the City National Rochdale Funds, a series or class without shareholder approval when permitted by applicable law.

- 2C) To permit the Board to determine circumstances under which the City National Rochdale Funds may involuntarily redeem a shareholder’s shares.

- 2D) To effect certain other changes.

City National Rochdale Funds

- City National Rochdale Government Money Market Fund

- City National Rochdale Government Bond Fund

- City National Rochdale Corporate Bond Fund

- City National Rochdale California Tax Exempt Bond Fund

- City National Rochdale Municipal High Income Fund

- City National Rochdale Intermediate Fixed Income Fund

- City National Rochdale Short Term Emerging Markets Debt Fund

- City National Rochdale Fixed Income Opportunities Fund

- City National Rochdale Dividend & Income Fund

- City National Rochdale U.S. Core Equity Fund

3) To transact any other business that may properly come before the Meeting.	All Funds.

After careful consideration, each Board has unanimously approved and recommends that shareholders vote FOR each Proposal applicable to your Fund(s).

This Joint Proxy Statement is being mailed on or about June 30, 2021, to the shareholders of record of the Funds as of June 10, 2021 (the “Record Date”). The costs of the Joint Proxy Statement will be borne by the Funds. These costs include the costs of printing and mailing the Joint Proxy Statement and solicitation costs. The costs of the Joint Proxy Statement will be allocated among the Funds as follows: (i) 50% to the CNR Funds, to be further allocated to each series based on relative net assets; and (ii) 50% to all of the Funds, to be further allocated to each Fund or series based on relative net assets.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Joint Meeting of Shareholders To Be Held on August 11, 2021. These proxy materials are available at www.citynationalrochdalefunds.com.

In the “Outstanding Shares” section of this Joint Proxy Statement, the number of shares of each Fund that were outstanding at the close of business on the Record Date is listed. Shareholders of the CNR Funds as of that time are entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of the applicable Fund (with proportional fractional votes for fractional shares). Shareholders of the Select Strategies Fund and Strategic Credit Fund are entitled to one vote for each whole share held and fractional votes for fractional shares held on the Record Date. Shareholders of the High Yield Funds are entitled to a number of votes equivalent to such shareholder’s percentage ownership in the applicable Fund as of the Record Date. With respect to the High Yield Funds, when a Feeder Fund shareholder votes with respect to Proposal 1, that vote will also constitute instructions for the Feeder Fund to vote in the same manner on Proposal 1 for the Master Fund. Information on shareholders owning beneficially or of record more than 5% of the outstanding shares of each class of each Fund as of the Record Date is set forth in Appendix A.

PROPOSAL 1: ELECTION OF TRUSTEES

Introduction

Each Board is responsible for overseeing the management and operation of the relevant Fund. Each Board meets regularly to oversee the business affairs of the relevant Fund and review the activities of the Fund’s officers, who are responsible for day-to-day operations of the Fund. Each Board is currently comprised of six Trustees. Five of the Trustees are not “interested persons” of the Fund (“Independent Trustees”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). James R. Wolford has served as a Trustee of the CNR Funds since 1999, the Select Strategies Fund since 2016, the Strategic Credit Fund since 2018, and each High Yield Fund since 2013. Each of Andrew S. Clare, Daniel A. Hanwacker, Jon C. Hunt and Jay C. Nadel has served as a Trustee of the CNR Funds since 2013, the Select Strategies Fund since 2016, the Strategic Credit Fund since 2018, and each High Yield Fund since 2013. Julie C. Miller has served as a Trustee of the CNR Funds, the Select Strategies Fund, the Strategic Credit Fund, and each High Yield Fund since May 2020.

When the shareholders of the CNR Funds and High Yield Funds elected five of the six current Trustees in 2013, each Trustee had a specified term limit. In 2017, the sole shareholder of the Select Strategies Fund elected five of the six current Trustees to specific terms. A term of office ending May 14, 2030, was adopted for Ms. Miller when she joined the Boards of the CNR Funds, the Select Strategies Fund, the Strategic Credit Fund and the High Yield Funds in 2020. None of the other current Trustees of the Strategic Credit Fund are subject to term limits. The Trustees intended to voluntarily stagger their terms to ensure that the entire Board of these Funds would not be replaced at the same time.

The current end of term of office for each Trustee is included in the table below.

Name of Trustee	Current End of Term of Office
Andrew S. Clare	December 31, 2022(1)
Daniel A. Hanwacker	March 29, 2023(2)
Jon C. Hunt	March 29, 2023(2)
Julie C. Miller	May 14, 2030(3)
Jay C. Nadel	March 29, 2023(2)
James R. Wolford	March 29, 2023(2)

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(1)	Each Board has granted Mr. Clare a two-year exception from the Fund retirement policy, and the date shown in the table is Mr. Clare’s current end of term of office date applicable to all Funds.

(2)	The date applies to all Funds except the Strategic Credit Fund.

(3)	The date applies to all Funds.

At meetings of each Board and its Nominating and Governance Committee held on December 2 and 3, 2020, the Nominating and Governance Committee recommended that the Board approve the proposed election of the Trustee nominees with no set term limits. The removal of the current term limits would be effective upon the election by each Fund’s shareholders of the Trustee nominees. In determining to propose the election of Trustees with no term limits, each Board considered that continuing the term limits could require highly productive Trustees to leave the Board at a time when they are continuing to add value to the Board, and that any time a new Trustee is added to the Board to fill a vacancy, the Fund must determine whether shareholder approval would be required, and that holding shareholder meetings to elect new Trustees is time-consuming and costly.1 Each Board also considered that because it had adopted a Trustee retirement policy (discussed further below) which effectively establishes a term limit for each Trustee, it was not necessary to maintain term limits for Trustees.

Each Board had adopted a Trustee retirement policy setting a retirement date for Trustees of December 31 of the year in which the Trustee reaches age 75. Exceptions to the retirement age may be made by each Board in individual cases for a period of up to two years, based on the recommendation of the Board’s Nominating and Governance Committee, in certain circumstances (such as the need to provide for proper leadership transition or to avoid the cost of a shareholder meeting that otherwise would not be necessary). In December 2020, each Board simplified its retirement policy to state that exceptions to the retirement age may be made by the Board in individual cases for a period of up to two years, in the discretion of the Board.

The nominees for election include all of the current Trustees of the Funds. Five of the six current Trustees have been previously elected by shareholders of the Funds. No Fund’s governing documents require the periodic re-election of Trustees who have previously been elected by shareholders and, in accordance with Section 16(a) of the 1940 Act, each Board may appoint Trustees to fill vacancies if after doing so at least two-thirds of the Trustees have been elected by the shareholders of the Fund.

Each Board believes it is in the best interests of the Fund for the shareholders to elect Ms. Miller and re-elect the remaining Trustees with no set term limits, but subject to effective term limit established by the retirement policy so that all members of the Board will have been elected by the shareholders with no term limit and the Board will have greater flexibility to appoint additional Trustees in the future to fill vacancies without incurring the expense of additional shareholder meetings.

[1]	Under the 1940 Act, a vacancy on a fund board may be filled by election by the current trustees, provided that immediately after filling the vacancy, at least 2/3 of the board has been elected by shareholders. If at any time, less than a majority of trustees has been elected by shareholders, the 1940 Act requires a board to call a meeting of shareholders to elect trustees within 60 days, or 150 days if there has been a death, disqualification, or bona fide resignation of any director which results in the fund not being able to meet the 1940 Act requirements regarding the composition of the board of trustees.

In considering the nomination of new Trustees, the CNR Funds’ Board has taken into consideration that because the CNR Funds’ trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act, at least a majority of the Board must be comprised of Independent Trustees.

After taking all of the foregoing matters into consideration, each Board, upon the recommendation of its Nominating and Governance Committee, has unanimously nominated the follow persons for election or re-election as Trustees:

Andrew S. Clare*
Daniel A. Hanwacker
Jon C. Hunt
Julie C. Miller
Jay C. Nadel
James R. Wolford

*	An “interested person” of the Funds as defined in the 1940 Act.

Further information about these nominees is in the next section of this Joint Proxy Statement. The persons named as proxies on your proxy card will vote for the election of all of these nominees unless authority to vote for any or all of the nominees is withheld on the proxy card. The nominees, if elected, will continue as Trustees of each Fund following the Meeting. Each of the nominees listed below has consented to serve as a Trustee of each Fund, if elected. However, if any nominee should become unavailable for election due to events not known or anticipated, the persons named as proxies will vote for such other nominees as each Board may recommend.

Trustee Nominees

The names and ages of the Trustee nominees, their principal occupations during the past five years and information about certain of their other affiliations are provided below. The address of each Trustee nominee for purposes of business relating to the Funds is c/o City National Rochdale, LLC, 400 North Roxbury Drive, Beverly Hills, California 90210. The person listed as “Interested Trustee Nominee” is an “interested person” of each Fund as defined in the 1940 Act; persons listed as “Independent Trustee Nominees” are not “interested persons” of the Funds.

Name and Age of Nominees	Position(s) with the Funds	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustee Nominees
Daniel A. Hanwacker Age: 69	Trustee	Since 2013 (CNR Funds and High Yield Funds) Since 2016 (Select Strategies Fund) Since 2018 (Strategic Credit Fund)	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001 - present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management Co., LLC (1995-2000).	15	None.
Jon C. Hunt Age: 69	Trustee	Since 2013 (CNR Funds and High Yield Funds) Since 2016 (Select Strategies Fund) Since 2018 (Strategic Credit Fund)	Retired (2013 to present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (2012 to 2013). Managing Director and Chief Operating Officer, CCM (1998 - 2012).	15	Advisor’s Inner Circle Fund III (2014 – present). Gallery Trust (2016-present). Schroder Series Trust and Schroder Global Series Trust, Lead Independent Trustee (2017-present).
Julie C. Miller Age: 63	Trustee	Since May 2020 (All Funds)	Certified Public Accountant (CPA) and Partner, Holthouse, Carlin & Van Trigt LLP (accounting firm) (2006 – present).	15	None.

Name and Age of Nominees	Position(s) with the Funds	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Jay C. Nadel Age: 62	Trustee and Chairperson	Since 2013 (Trustee: CNR Funds and High Yield Funds) Since 2016 (Trustee: Select Strategies Fund) Since 2018 (Trustee: Strategic Credit Fund) Since 2019 (Chairperson: All Funds)	Financial Services Consultant (2005 - present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	15	Advisor’s Inner Circle Fund III (2016-present). Gallery Trust (2016-present). Schroder Series Trust and Schroder Global Series Trust, Independent Trustee (2017-present).

Name and Age of Nominees	Position(s) with the Funds	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
James R. Wolford Age: 67	Trustee	Since 1999 (CNR Funds) Since 2013 (High Yield Funds) Since 2016 (Select Strategies Fund) Since 2018 (Strategic Credit Fund)	Chief Executive Officer of Corinthian Development Company (2013 – present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (2011- 2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (2010- 2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).	15	None.

Name and Age of Nominees	Position(s) with the Funds	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee Nominee
Andrew S. Clare(3) Age: 75	Trustee	Since 2013 (CNR Funds and High Yield Funds) Since 2016 (Select Strategies Fund) Since 2018 (Strategic Credit Fund)	Attorney and partner, Loeb & Loeb LLP (law firm) (1972-present).	15	None.

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(1)	Each Trustee currently serves until December 31 of the year in which the Trustee reaches age 75, unless an exception is made by the applicable Board, for a period of up to two years; until the next meeting of shareholders, if any, called for the purpose of electing trustees and the election and qualification of his or her successor; or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote. At a meeting held on December 3, 2020, each Board approved an exception to the retirement age for Mr. Clare, who may continue to serve as Trustee until December 31, 2022.

(2)	“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the CNR Funds, the Select Strategies Fund, the Strategic Credit Fund, and the High Yield Funds.

(3)	Mr. Clare is an “interested person” of each Fund, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to City National Bank, an affiliated person of City National Rochdale, LLC, each Fund’s investment adviser. Each Board has granted Mr. Clare a two-year exception from the Fund retirement policy.

Officers of the Funds

The names and ages of the current officers and certain prospective officers of each Fund, their principal occupations during the past five years and certain of their other affiliations are provided below. The officers of each Fund do not receive any compensation from the Fund for their services. Certain officers of the Funds are officers of City National Rochdale, LLC (“City National Rochdale”), each Fund’s investment adviser.

Name, Address and Age of Officers	Position(s) with the Funds	Term of Office(1) and Length of Time Served	Principal Occupation(s) for the Past 5 Years
Garrett R. D’Alessandro City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 63	President and Chief Executive Officer	Since 2013 (CNR Funds and High Yield Funds) Since 2016 (Select Strategies Fund) Since 2018 (Strategic Credit Fund)	Chief Executive Officer, City National Rochdale (1986-present). Chief Investment Officer, City National Rochdale (2016-2018). President and Chief Executive Officer, CNR Funds and High Yield Funds (2013-present), Select Strategies Fund (2016-present), and Strategic Credit Fund (2018-present).
Andrew Metzger SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 41	Treasurer (Principal Financial and Accounting Officer and Controller)	Since April 2021 (CNR Funds, Select Strategies Fund and Strategic Credit Fund)	Director of Fund Accounting, SEI Investments Company (2020-present). Senior Director, Embark Consulting, LLC (2019-2020). Senior Manager, PricewaterhouseCoopers LLP (2002-2019). Treasurer (Principal Financial and Accounting Officer and Controller), CNR Funds, Select Strategies Fund, and Strategic Credit Fund (April 2021-present).
Don Andrews City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 62	Vice President; Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer (“AML Officer”)	Since 2019 (CNR Funds, Select Strategies Fund, Strategic Credit Fund and High Yield Funds)	Senior Vice President and CCO, City National Bank Wealth Management Division (2019-present). Vice President, CCO and AML Officer, CNR Funds, Select Strategies Fund, Strategic Credit Fund and High Yield Funds (2019-present). CCO, City National Rochdale (2019-2020). Global Practice Leader for Risk and Compliance, Reed Smith (2017-2019). Co-Head of Risk and Compliance, Venable (2015-2017).

Name, Address and Age of Officers	Position(s) with the Funds	Term of Office(1) and Length of Time Served	Principal Occupation(s) for the Past 5 Years
Mitchell Cepler City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 38	Vice President and Assistant Treasurer Treasurer and Chief Financial Officer

Since 2015 (Vice President and Assistant Treasurer: CNR Funds)

Since 2016 (Vice President and Assistant Treasurer: Select Strategies Fund)

Since 2018 (Vice President and Assistant Treasurer: Strategic Credit Fund)

Since 2016 (Treasurer and Chief Financial Officer: High Yield Funds)

Group Finance Manager, City National Rochdale (2011-present). Vice President and Assistant Treasurer, CNR Funds (2015-present), Select Strategies Fund (2016-present), and Strategic Credit Fund (2018-present). Treasurer and Chief Financial Officer, High Yield Funds (2016-present).
Anthony Sozio City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 50	Vice President and Secretary

Since 2013 (Vice President and Secretary: CNR Funds)

Since 2016 (Vice President: Select Strategies Fund)

Since 2018 (Vice President: Strategic Credit Fund)

Since 2020 (Secretary: Select Strategies Fund, Strategic Credit Fund, and High Yield Funds)

Assistant Vice President of Registered Fund Operations, City National Rochdale (1998-present). Vice President, CNR Funds (2013-present), Select Strategies Fund (2016-present), and Strategic Credit Fund (2018-present). Secretary, CNR Funds (2019-present), Select Strategies Fund (2020-present), Strategic Credit Fund (2020-present), and High Yield Funds (2020-present). Assistant Secretary, CNR Funds (2013-2019), High Yield Funds (2013-2020), Select Strategies Fund (2016-2020), and Strategic Credit Fund (2018-2020).
Matthew M. Maher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 46	Assistant Secretary	Since 2019 (CNR Funds, Select Strategies Fund and Strategic Credit Fund)	Counsel, SEI Investments Company (2018-present). Assistant Secretary, CNR Funds, Select Strategies Fund and Strategic Credit Fund (2019-present). Attorney, Blank Rome LLP (2015-2018).

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(1)	Each officer serves until removed by a Board or the principal executive officer of a Fund, or until such officer resigns.

Nomination Considerations

The current Trustees were selected with a view towards establishing boards that would have the broad experience needed to oversee registered investment companies comprised of multiple series employing a variety of different investment strategies. As a group, the current Trustees have extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Boards based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and with respect to certain persons, satisfying the criteria for not being classified as an “interested person” of the Funds as defined in the 1940 Act. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each nominee:

•	Mr. Clare, legal background and experience as a corporate and litigation lawyer.

•	Mr. Hanwacker, experience in the asset management industry and as a trustee of Rochdale Investment Trust, a registered investment company the series of which reorganized into the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund and the Dividend & Income Fund on March 29, 2013.

•	Mr. Hunt, executive investment management experience and experience in management of the Funds and affiliated entities of City National Bank.

•	Ms. Miller, experience in financial planning and business management in an accounting firm.

•	Mr. Nadel, experience in the financial services field and as a trustee of Rochdale Investment Trust.

•	Mr. Wolford, experience as a chief financial officer of various companies and a Trustee of the Funds.

Ms. Miller, who is the only Trustee nominee standing for election by Fund shareholders for the first time, was considered and recommended for election by each Board by the Nominating and Governance Committee.

Board Meetings and Committees

During the fiscal year ended September 30, 2020, the CNR Funds’ Board held six regular meetings and three special meetings, all of which were attended by all of the then-current Trustees. During the fiscal year ended January 31, 2021, the Select Strategies Fund’s Board held six regular meetings, all of which were attended by all of the then-current Trustees. During the fiscal year ended May 31, 2021, the Strategic Credit Fund’s Board held six regular meetings, all of which were attended by all of the then-current Trustees. During the fiscal year ended March 31, 2021, the High Yield Funds’ Board held five regular meetings, all of which were attended by all of the then-current Trustees.

Each Board has an Audit Committee, comprised solely of the Independent Trustees. Each Committee makes recommendations to the Board with respect to the engagement of the Fund’s independent registered public accounting firm, approves all auditing and other services provided to the Fund by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations. Each Board has adopted a written charter for its Audit Committee, a copy of which is attached as Appendix E. During the fiscal year ended September 30, 2020, the CNR Funds’ Audit Committee held four meetings. During the fiscal year ended January 31, 2021, the Select Strategies Fund’s Audit Committee held five meetings. During the fiscal year ended May 31, 2021, the Strategic Credit Fund’s Audit Committee held four meetings. During the fiscal year ended March 31, 2021, the High Yield Funds’ Audit Committee held two meetings. Each Board has designated James R. Wolford as the Fund’s “audit committee financial expert,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of his qualifications.

Each Board has an Investment Committee, comprised of all of the Trustees. The Committees monitor on an ongoing basis the investment operations of the Funds, including matters such as the Funds’ adherence to their investment mandates, historical performance of City National Rochdale and each sub-adviser, as applicable, changes in investment processes and personnel, appropriate benchmarks, and proposed changes in investment objectives and strategies. The Committees also review any changes in a Fund’s sub-advisers proposed by City National Rochdale, including hiring of new sub-advisers and termination of sub-advisers, and makes such recommendations to the applicable Board regarding the proposed changes as it deems appropriate. The Investment Committee of the Board of each Fund met four times during the Fund’s last fiscal year.

Each Board has a Nominating and Governance Committee, comprised solely of the Independent Trustees. Each Committee operates pursuant to a Nominating and Governance Committee Charter (the “Charter”). A copy of the Charter is attached to this Joint Proxy Statement as Appendix B. Each Committee periodically reviews such issues as the Board’s composition, responsibilities, committees and other relevant issues, and recommends any appropriate changes to the Board. The Nominating and Governance Committee of the Board of each of the CNR Funds and the Select Strategies Fund, met five times during the Fund’s last fiscal year. The Nominating and Governance Committee of the Board of the Strategic Credit Fund met once during the Fund’s last fiscal year. The Nominating and Governance Committee of the Board of the High Yield Funds met four times during the Funds’ last fiscal year.

Leadership Structure and Risk Oversight

Five of the six Trustees on each Board are Independent Trustees. Jay Nadel, an Independent Trustee, serves as Chairperson of each Board. The Chairperson serves as a key point person for dealings between each Fund’s management and the other Independent Trustees. Through the committees of each Board the Independent Trustees consider and address important matters involving each Fund, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. Each Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees. Each Board believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, each Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the Audit Committee. Each Board has emphasized to City National Rochdale the importance of maintaining vigorous risk management programs and procedures.

Each Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund. Under the overall supervision of each Board, City National Rochdale and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to ensure such risks are appropriate, and where appropriate to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including each Fund’s CCO, City National Rochdale’s management, and other service providers (such as each Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. Each Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, each Board’s risk management oversight is subject to substantial limitations.

Equity Securities Owned by Trustees

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2020.

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Daniel A. Hanwacker	City National Rochdale Government Money Market Fund: $10,001-$50,000 City National Rochdale Fixed Income Opportunities Fund: $10,001-$50,000	$10,001-$50,000
Jon C. Hunt	City National Rochdale Fixed Income Opportunities Fund: Over $100,000	Over $100,000
Julie C. Miller	None	None
Jay C. Nadel	City National Rochdale Municipal High Income Fund: Over $100,000 City National Rochdale Fixed Income Opportunities Fund: Over $100,000	Over $100,000
James R. Wolford	Select Strategies Fund: Over $100,000	Over $100,000

Interested Trustee

Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Andrew S. Clare	City National Rochdale Fixed Income Opportunities Fund: Over $100,000	Over $100,000

Trustee Compensation

The following table sets forth the compensation of the current Trustees for the fiscal years ended (i) September 30, 2020, with respect to the CNR Funds; (ii) January 31, 2021, with respect to the Select Strategies Fund; (iii) May 31, 2021, with respect to the Strategic Credit Fund; and (iv) March 31, 2021, with respect to the High Yield Funds.

Name of Trustee	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid to Trustee(2)
Independent Trustees
Daniel A. Hanwacker	CNR Funds: $109,502 Select Strategies Fund: $1,569.40 Strategic Credit Fund: $1,695.38 High Yield Funds: $2.51	N/A	N/A	$123,750
Jon C. Hunt	CNR Funds: $97,770 Select Strategies Fund: $1,409.80 Strategic Credit Fund: $1,524.13 High Yield Funds: $2.51	N/A	N/A	$111,250
Julie C. Miller(1)	CNR Funds: $26,276 Select Strategies Fund: $714.88 Strategic Credit Fund: $1,524.13 High Yield Funds: $2.51	N/A	N/A	$111,250
Jay C. Nadel	CNR Funds: $114,880 Select Strategies Fund: $1,642.55 Strategic Credit Fund: $1,774.15 High Yield Funds: $2.51	N/A	N/A	$129,500
James R. Wolford	CNR Funds: $109,502 Select Strategies Fund: $1,569.40 Strategic Credit Fund: $1,695.38 High Yield Funds: $2.51	N/A	N/A	$123,750
Interested Trustee
Andrew S. Clare	CNR Funds: $97,770 Select Strategies Fund: $1,409.80 Strategic Credit Fund: $1,524.13 High Yield Funds: $2.51	N/A	N/A	$111,250

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(1)	Ms. Miller began her service as Trustee in May 2020.

(2)	For the one-year period ended May 31, 2021.

Transactions in Securities of City National Rochdale or its Affiliates

None of the Trustees have purchased or sold any securities of City National Rochdale, its parent companies or subsidiaries of its parent companies, since June 1, 2019.

EACH BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1 (THE ELECTION OF EACH NOMINEE).

PROPOSALS 2A THROUGH 2D: ADOPTION OF THE SECOND AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

CITY NATIONAL ROCHDALE FUNDS ONLY

General

CNR Funds (for purposes of this Proposal 2, the “Trust,” and the series of the Trust, the “Funds”) was established pursuant to an agreement and declaration of trust dated October 25, 1996, as amended from time to time and as amended and restated on August 20, 2020 (the “Existing Declaration”). The Existing Declaration contains many outmoded provisions and does not provide the Board with the flexibility to govern the Trust that more modern declarations of trust provide. Having a more up to date, “state-of-the-art” declaration of trust is important to the Trust, the Board and CNR.

For these reasons, it is now proposed that the Trust amend and restate its Existing Declaration in its entirety by adopting a new Amended and Restated Agreement and Declaration of Trust (the “New Declaration”). At its meeting on December 3, 2020, the Board considered and approved the adoption of the New Declaration in place of the Existing Declaration. Under the terms of the Existing Declaration, approval of the Trust’s shareholders is necessary to adopt the New Declaration. At the same meeting, the Board also approved new amended and restated By-Laws (the “New By-Laws”) to replace the Trust’s existing By-Laws (the “Existing By-Laws”) upon the adoption of the New Declaration. Shareholder approval is not required for the adoption of the New By-Laws.

Certain of the changes reflected in the New Declaration set forth as Proposals 2A, 2B, and 2C below are being submitted for a separate vote by the shareholders of the Trust. The remaining changes will be voted on as one proposal, Proposal 2D, by shareholders of the Trust. In order for any of the four proposals to become effective for the Trust each of them must be approved by shareholders of the Trust. Therefore, if one or more of these four proposals are not approved by shareholders of the Trust, none of them will be implemented for the Trust. That is, the New Declaration will not be considered to be approved by the shareholders of the Trust and will not be adopted by the Trust.

In approving the New Declaration and recommending its approval to shareholders of the Trust, the Board compared and contrasted the provisions of the Existing Declaration with those of the New Declaration, and carefully considered the advantages and disadvantages of each. Based on these considerations, the Board believes that the Existing Declaration does not provide the Board with the flexibility to govern the Trust that more modern declarations provide.

The New Declaration has been drafted in a manner that affords Trustees broad flexibility and powers to take actions that they, as fiduciaries for the Funds, deem to be in the best interests of the Funds and to minimize the number of circumstances in which shareholder approvals would be required.

Generally, the 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 distribution fee, changes to fundamental investment policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, including in many instances where the merger or consolidation involves an affiliated party. The New Declaration requires a shareholder vote on those matters when the 1940 Act requires a shareholder vote, but otherwise generally permits the Board to take actions without seeking the consent of shareholders.

The proposed amendments to the Existing Declaration are designed to enable the Trust to take full advantage of the flexibility conferred by Delaware law and the 1940 Act. It is anticipated that the overall effect of the adoption of the New Declaration will be to make the administration of the Funds more efficient and economical and to make it easier for the Funds to adapt to changing circumstances, within the limits of applicable law. Among other changes, the proposed amendments to the Existing Declaration will provide the Trustees with additional flexibility to make decisions that they believe are in shareholders’ interests without causing a Fund to incur the cost and delay of soliciting shareholder approval. Accordingly, it is expected that, if approved, the New Declaration will save the Trust and its shareholders the considerable expense associated with future shareholder meetings.

Adoption of the New Declaration will not alter in any way the Trustees’ existing fiduciary obligations to act in good faith and in the best interests of the Funds. The proposal is not intended to affect the day-to-day management of the Funds or result in a material change to the manner in which the Funds are managed.

Summarized below are some of the key provisions of the New Declaration and a discussion that compares and contrasts the New Declaration with the Existing Declaration in certain respects. Shareholders should review the form of New Declaration, which is found in Appendix D. The discussion below is qualified in its entirety by reference to the form of New Declaration.

PROPOSAL 2A – FUTURE AMENDMENTS

Consistent with the broad grant of authority to the Board, the New Declaration provides that the Trustees may amend the New Declaration in any respect without shareholder approval. The New Declaration, however, prohibits amendments that impair the exemption from personal liability granted in the New Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust, or that limit the rights to indemnification or insurance provided in the New Declaration, in each case with respect to actions, omissions, or alleged actions or omissions of persons entitled to indemnification under the New Declaration prior to the amendment. The New Declaration also permits the Trustees to amend the Trust’s Certificate of Trust without shareholder approval. These amendment provisions are intended to provide the Trustees with greater flexibility to react more quickly to changes in competitive and regulatory conditions, as well as to provide greater clarity and reduce costs by eliminating the need for shareholder votes in many circumstances.

The Existing Declaration grants to the Board the power to amend the Existing Declaration without the need for shareholder approval, provided that, before adopting any amendment without shareholder approval, the Board determines that such amendment is consistent with the fair and equitable treatment of all shareholders or that shareholder approval is not otherwise required by the 1940 Act or other applicable law. The Existing Declaration requires shareholder approval to adopt any amendments to the Existing Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any Fund or class or to increase or decrease the par value of the shares of any Fund or class. The Existing Declaration also requires shareholder approval for amendments to the Trust’s Certificate of Trust.

PROPOSAL 2B – REORGANIZATIONS THROUGH MERGERS, CONSOLIDATIONS, SALES OF ASSETS, OR CONVERSIONS

The New Declaration permits the Board to authorize the reorganization, including a merger or consolidation, of the Trust, a Fund or a class; the sale of all or substantially all of the assets of the Trust, a Fund or a class; or the conversion of shares of the Trust, a Fund or a class, without a shareholder vote, except as otherwise required under the 1940 Act. The New Declaration also clarifies that these provisions are in addition to the authority of the Trustees to combine two or more classes of a Fund into a single class. These provisions allow the Board the flexibility, when considering reorganizations, sales, conversions or consolidations, to make decisions that it believes are in the best interests of shareholders, without causing the Funds to incur the time and expense of soliciting shareholder approval.

The Existing Declaration provides that the Trustees may authorize the reorganization of the Trust, a Fund or a class, including via a merger, consolidation, conversion, or share exchange, but requires that any such reorganization be approved by shareholders.

PROPOSAL 2C – REDEMPTIONS OF SHARES

Both the Existing Declaration and the New Declaration provide that a shareholder may redeem his or her shares of a Fund at net asset value. The New Declaration clarifies that any fees and/or charges established by the Trustees may be deducted from a shareholder’s redemption proceeds. The Existing Declaration also permits involuntary redemptions if a shareholder’s account balance falls below a certain minimum or to comply with certain provisions of the Internal Revenue Code. The New Declaration provides that, subject to the provisions of the 1940 Act, the Trust may redeem a shareholder’s shares for any reason, including if a shareholder’s account balance falls below a certain minimum or to comply with certain provisions of the Internal Revenue Code. The New Declaration provides the Board with more flexibility that may be needed in a variety of circumstances, such as the redemption of a shareholder’s shares to comply with applicable laws and regulations. For example, a shareholder’s shares may be redeemed if the Trust is unable to verify a shareholder’s identity.

Both the Existing Declaration and the New Declaration explain that the redemption price of shares may be paid wholly or partly in kind. The Existing Declaration states that the fair value, selection and quantity of securities or other property to be paid or delivered may be determined by or under the authority of the Trustees. In comparison, the New Declaration clarifies that the composition of such redemption payment may be in cash or in property or a combination thereof, may be different among shareholders (including differences among shareholders in the same Fund or class), and that such payment will be made at such time and in the manner as specified in the applicable Fund prospectus.

PROPOSAL 2D – OTHER CHANGES

Shares and Shareholders

Both the Existing Declaration and the New Declaration permit the establishment and designation of any Fund or class of shares upon a resolution approved by a majority of the Trustees. The New Declaration clarifies that additions or modifications to a designation, including the termination of an existing Fund or class, will be made upon a resolution approved by a majority of the Trustees. The New Declaration also clarifies that shares may be issued from time to time to such persons, either for cash or for such other consideration and on such terms as the Trustees, from time to time, may deem advisable, and that the Trust may, in connection with an issuance of shares, acquire other assets, and that all shares so issued under the New Declaration shall be fully paid and non-assessable. Both the Existing Declaration and the New Declaration provide that shareholders are not entitled to any title in Trust property, or the right to call for a partition or division of the same or for an accounting, and that shareholders are not considered partners. The New Declaration also clarifies that shareholders have no rights, privileges, claims or remedies under any agreement entered into by the Trust or any Fund with any service provider, agent or contractor, including any third party beneficiary rights, except as may be expressly provided in such agreement. The Existing Declaration contains no similar provision.

The New Declaration provides that, except as required by federal law, no shareholders shall have any right to inspect the records, documents, accounts and books of the Trust, except as may be granted by the Trustees. The Existing Declaration contains no comparable provision.

The New Declaration provides that shareholders shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code or the requirements of any other law or regulation or as the Trustees may otherwise decide, and ownership of shares may be disclosed by the Trust if so required by applicable law or as the Trustees may otherwise decide. The Existing Declaration contains no comparable provision.

The New Declaration provides that any notices, reports, statements, or communications with shareholders (or their counsel or other representatives) of any kind required under the New Declaration, or otherwise made by or on behalf of the Trust, is governed by the applicable provisions in the New By-Laws. In comparison, the Existing Declaration contains certain specific provisions related to providing notices and other communications to shareholders.

Board of Trustees

The Existing Declaration permits the Trustees to establish and change the number of Trustees by a vote of the majority of the Trustees, and states that the number of Trustees shall be no less than one nor more than 15. The New Declarations provides that, by a two-thirds vote or consent of the Trustees, the Trustees may from time to time establish the number of Trustees. The New Declaration also clarifies that no decrease in the number of Trustees will have the effect of removing any Trustee from office prior to the expiration of his or her term, but that the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to the New Declaration. The Existing Declaration and the New Declaration have similar provisions relating to the term and election of Trustees and the filling of vacancies. Neither the Existing Declaration nor the New Declaration imposes a term limit on Trustees. The Existing Declaration provides that each Trustee will serve until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Under the Existing Declaration, vacancies on the Board may be filled by action of a majority of the Trustees, and shareholders may elect Trustees at any meeting of shareholders called by the Trustees for that purpose. Under the New Declaration, unless a Trustee sooner resigns, retires or is removed under the terms of the New Declaration, each Trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee. The New Declaration provides that any Trustee vacancy may be filled by the vote or consent of a majority of the Trustees then in office, except as prohibited by the 1940 Act, or, if for any reason there are no Trustees then in office, vacancies may be filled by the officers of the Trust, or may be filled in any other manner permitted by the 1940 Act.

The Existing Declaration also provides that a shareholder meeting to elect or remove one or more Trustees may be called by the Trustees upon their own vote, or upon the demand of shareholders owning 10% or more of the voting interests of the Trust (as defined in the Existing Declaration and as used hereinafter in this Proposal 2, “Voting Interests” mean (i) the number of shares outstanding multiplied by the net asset value per share when two or more series or classes of shares of the Trust are voted in the aggregate, or (ii) the number of shares of each series or class when shareholders vote by separate series or classes). The New Declaration contains no similar provision.

The Existing Declaration provides that upon adoption by the Board of Trustees of a specified retirement age policy for all Trustees, each Trustee will retire in accordance such policy even if such retirement date is earlier than the term for which he or she has been elected or appointed. In comparison, the New Declaration provides that any Trustee who has reached a mandatory retirement age or term limit established pursuant to, or who is otherwise required to retire in accordance with, any written policy adopted by at least two-thirds of the Trustees, will automatically be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy, which policy may provide for the extension of such term by the remaining Trustees; and any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees or declared incompetent by a court of appropriate jurisdiction, may be retired by written instrument signed by a majority of the other Trustees.

The Existing Declaration further provides that any Trustee may be removed by a majority of the then Trustees, with or without cause, or at any meeting of shareholders by a vote of two-thirds of the Voting Interests of the Trust. Under the New Declaration, any Trustee may be removed from office with or without cause only by action of at least two-thirds of the voting power of the outstanding shares (as defined in the New Declaration, “Outstanding Shares” means those shares shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include shares which have been redeemed, repurchased, cancelled or terminated by the Trust), or by the action of at least two-thirds of the remaining Trustees.

Both the Existing Declaration and the New Declaration provide generally that the Trust is managed under the direction of the Trustees, and that the Trustees shall have all powers necessary to carry out that responsibility. The New Declaration clarifies that the Trustees shall have exclusive and absolute control over the property of the Trust and over the business of the Trust, but with full powers of delegation, except as may otherwise be expressly prohibited by applicable law. The New Declaration also clarifies that the Trustees have all further powers and authority as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of any action authorized by the Trustees. Additionally, the New Declaration clarifies that in construing the provisions of the New Declaration, the presumption is in favor of a grant of power to the Trustees. The Existing Declaration does not include comparable provisions.

The Existing Declaration and the New Declaration have similar provisions regarding the specific powers of the Trustees. The New Declaration clarifies certain of these powers, including the power of the Trustees to authorize the Trust to collect, sue for and receive all sums of money coming due to the Trust and to commence, defend, compromise, or abandon any and all actions, demands or other litigation or legal proceedings relating to the Trust, the business of the Trust, the property of the Trust, or the Trustees, officers, employees, agents and other independent contractors of the Trust, in their capacity as such. The New Declaration also explains that the enumeration of the specific powers and authority of the Trustees should be read as broadly as possible and that the provisions are in no way meant to limit the Trustees’ power and authority. The Existing Declaration does not include a comparable provision.

The New Declaration permits the Trustees to enact certain measures to maintain a constant NAV for any series of the Trust that holds itself out as a money market fund or stable value fund. More specifically, the New Declaration provides that the Trustees will have the power to reduce the number of outstanding shares of the series by reducing the number of shares in the account of each shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of the series at a constant amount determined by the Trustees from time to time. The New Declaration states that nothing permitted by this provision shall be deemed to be an assessment on shareholders for the purposes of the New Declaration. The Existing Declaration does not contain a comparable provision. The City National Rochdale Government Money Market Fund is the only current series of the Trust that holds itself out as a money market fund.

Both the New Declaration and the Existing Declaration state that the title of Trust property is at all times vested in the Trust, except that the Trustees have the power to cause legal title to any Trust property to be held by or in the name of another person, as nominee, on such terms as the Trustees may determine. The Existing Declaration provides that the right, title and interest of the Trustees in the Trust Property vests automatically in each person who becomes a Trustee, and that such right, title and interest ceases upon the resignation, removal or death of such Trustee. The New Declaration contains no similar provision.

Under both the New Declaration and the Existing Declaration, the Trustees may terminate the Trust or any Fund or class at any time by written notice to the shareholders of the Trust or such Fund or class without a vote of such shareholders. The Existing Declaration also provides that any Fund or class may be terminated at any time by a vote of a majority of the shares of the Trust or such Fund or class, as the case may be. The New Declaration does not contain a comparable provision.

Under the New Declaration, any provisions within the New Declaration that may appear to be ambiguous or inconsistent with other provisions may be resolved, in good faith, by the Trustees, and shall be conclusive as to meeting of the relevant provisions. The Existing Declaration does not contain a comparable provision.

Shareholder Voting and Meetings

The Existing Declaration provides that shareholders have the power to vote only for the election or removal of Trustees as provided in the Existing Declaration and with respect to additional matters relating to the Trust as may be required by the Existing Declaration, the Existing By-Laws, or any registration statement of the Trust with the SEC or any state or as the Trustees may consider necessary or desirable. In comparison, the New Declaration provides that shareholders shall not have the power to vote on any matter except for the election or removal of Trustees to the extent and as provided in the New Declaration and with respect to such additional matters relating to the Trust as may be required by the 1940 Act or as the Trustees may consider and determine necessary or desirable. The New Declaration also clarifies that, for the avoidance of doubt and except as set forth specifically in the New Declaration, any action that may be taken by the Trustees may be taken by them in their sole discretion and without the vote or consent of shareholders. Consequently, shareholders would have the power to vote on fewer matters under the New Declaration than they currently have the power to vote on under the Existing Declaration. For example, the Existing Declaration requires shareholder approval to adjourn a shareholder meeting, whereas the New Declaration permits the Trustees to establish in the CNR Funds’ By-Laws provisions relating to matters such as adjournment. The New By-Laws provide that shareholder meetings may be adjourned, with respect to one or more matters to be considered at the meeting, by action of the person presiding at the meeting. As an additional example, the Existing Declaration requires shareholder approval of any reorganization of the Trust, a Fund, or a class, whereas the New Declaration permits the Board to authorize reorganizations without a shareholder vote, except as otherwise required by the 1940 Act. These examples are discussed in more detail in the sections titled “Proposal 2A – Future Amendments” and “Proposal 2B – Reorganizations through Mergers, Consolidations, Sales of Assets, or Conversions.”

Both the Existing Declaration and the New Declaration prohibit cumulative voting in the election of Trustees. The New Declaration also clarifies that there will be no cumulative voting on any other matter submitted for a shareholder vote. The New Declaration also clarifies that until shares of the Trust or any Fund or class are issued, the Trustees may exercise all of the rights of shareholders of the Trust or such Fund or class and may take any action required or permitted by law, the New Declaration or the New By-Laws to be taken by such shareholders. The Existing Declaration does not contain a comparable provision.

The Existing Declaration contains provisions relating to the calling and holding of shareholder meetings, including the notice, place, setting of record dates, and conduct of meetings; voting by proxy; the postponement, adjournment and cancellation of meetings; and related matters. The New Declaration provides that the Trustees may set provisions in the New By-Laws with respect to such matters. The Existing Declaration requires shareholder approval to adjourn a shareholder meeting. The New By-Laws provide that shareholder meetings may be adjourned, with respect to one or more matters to be considered at the meeting, by action of the person presiding at the meeting.

The Existing Declaration provides that except when a larger quorum is required, one-third of the Voting Interests entitled to vote constitutes a quorum at a shareholders’ meeting. The New Declaration provides that the Trustees shall set forth in the By-Laws the quorum required for the transaction of business at shareholder meetings, which will be no less than shares representing 30% of the voting power of the shares entitled to vote at such meeting. The New Declaration also clarifies that, if a quorum is present when a shareholder meeting is convened, the shareholders present may continue to transact business until adjournment, even though the withdrawal of a number of shareholders originally present leaves less than the proportion or number otherwise required for a quorum. The Existing Declaration contains no similar provision.

Under the Existing Declaration, a majority of the Voting Interests decides all questions, and a plurality elects Trustees, except when a larger vote is required by applicable law. The New Declaration also provides that shareholders will take action by the affirmative vote of the holders of shares representing a majority (except in the case of the election of Trustees, which shall only require a plurality) of votes cast at a meeting of shareholders at which a quorum is present, except as may be otherwise required.

Pursuant to the Existing Declaration, shareholders may take action by written consent if shareholders holding a majority of the Voting Interests entitled to vote on the matter (or such larger proportion, as required) and holding a majority (or such larger proportion) of the shares of any Fund or class entitled to vote separately on the matter consent to the action in writing, and such written consents are filed with the records of the meetings of shareholders. In comparison, the New Declaration provides that shareholders may take action by written consent if so directed by the Trustees, and such written consent is executed by shareholders holding not less than the minimum voting power that would have been necessary to take the action at a meeting, assuming that all of the shareholders entitled to vote on that action were present and voting at that meeting.

Imposition of Redemption and Other Fees

The New Declaration clarifies that the Trust will pay net asset value of the shares offered for redemption, less such fees and/or charges, if any, as may be established by the Trustees from time to time. The New Declaration also clarifies that small account fees may be charged. The Existing Declaration does not mention such fees and/or charges specifically, but instead notes that such redemption payments will be made in accordance with the Existing By-Laws and applicable law.

The Existing Declaration prohibits assessments upon shareholders. The New Declaration also prohibits assessments, but explains that sales loads or charges, redemption fees, account fees or any other fees or charges not prohibited as charges to shareholders under applicable law will not be deemed to be assessments.

Limitation of Liability and Indemnification

The New Declaration clarifies that no Trustee, officer, or employee of the Trust owes any duty, or has any related liability, to any person other than to the Trust or any Fund, and that the New Declaration eliminates any such duty arising at law (common or statutory) to the extent possible. The Existing Declaration does not contain any comparable provisions.

The New Declaration clarifies that no person who is or has been a Trustee, officer, or employee of the Trust shall be subject to personal liability to any person, other than the Trust or any Fund, in connection with the affairs of the Trust. The New Declaration also clarifies that any person with a claim against the Trust or a Fund can look only to the assets of the Trust or such Fund for payment. The Existing Declaration contains no comparable provisions. The Existing Declaration provides that a Trustee shall be liable to the Trust and to any shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. In comparison, the New Declaration is broader and provides that no person who is or has been a Trustee, officer or employee of the Trust is liable to the Trust or to any Fund except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and is not liable for errors of judgment or mistakes of fact or law.

Section 17(h) of the 1940 Act and SEC staff interpretations place limitations on the ability of an investment company to indemnify its directors and officers and to advance the expenses of defense. The New Declaration contains provisions generally consistent with the 1940 Act and such SEC staff interpretations. The New Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise, for any liability by virtue of his or her being or having been such a Trustee, director, officer, employee or agent, except to the extent prohibited by applicable federal law. The New Declaration also permits the advancement of expenses, subject to certain conditions and undertakings, in connection with any such claims, actions, suits or proceedings (including investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened). In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption under the New Declaration that he or she did not engage in conduct for which indemnification is not available. The New Declaration also states that the Trust may purchase insurance policies to cover the rights of indemnification. In addition, the New Declaration provides that the Trust may, by contract, agree to or assume the obligation to indemnify persons, including, for example, in connection with a merger or consolidation. The New Declaration also clarifies that nothing contained therein shall affect any rights to indemnification to which any person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any person. The Existing Declaration’s comparable provisions are more limited. More specifically, the Existing Declaration provides that the Trust, out of its assets and to the fullest extent permitted by law, will indemnify each Trustee from all claims arising out of or related to each Trustee’s performance of his or her duties as a Trustee of the Trust, provided that such liability is not due to such Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard for his or her duties. The Existing Declaration does not address the advancement of expenses.

The New Declaration provides that the Trustees, when acting in good faith, may rely on the books of the Trust and upon the written reports made to the Trustees by officers of the Trust, any independent registered public accounting firm, and (with respect to the subject matter of the contract involved), any officer, partner or responsible employee of any other party to any Trust contract. The Existing Declaration does not contain a comparable provision.

The Existing Declaration and the New Declaration both provide that shareholders and former shareholders of the Trust will be indemnified against all losses and expenses resulting from a claim or demand relating to his or her being or having been a shareholder, and not because of his or her acts or omissions. The New Declaration also clarifies that no shareholder or former shareholder will be personally liable for any debt, liability or obligation or expense of the Trust or any Fund or class solely by reason of him or her being or having been a shareholder. The New Declaration further clarifies that the Trust has no liability or obligation to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership of any shares or for losses suffered by reason of any changes in value of any Trust assets. The Existing Declaration contains no similar provisions.

Derivative and Direct Actions

The New Declaration is designed to protect the interests of the Trust and shareholders by establishing a process that will permit legitimate shareholder inquiries to be made and considered, while avoiding the time and cost of spurious shareholder claims, demands and derivative actions. Pursuant to the New Declaration, prior to bringing a derivative action, a shareholder must first make a demand on the Board. The New Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, those Trustees who are considered independent for the purposes of considering the demand have a period of 90 days, which may be extended by an additional 60 days, to consider the demand with the assistance of counsel. If a majority of those Trustees determine that maintaining the suit would not be in the best interests of the Trust, the Board is required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Board not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. The New Declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected Fund must join in bringing the derivative action. If a demand is rejected, each complaining shareholder, jointly and severally with any other complaining shareholders, will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand in certain circumstances.

The New Declaration also provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any Fund or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a Fund or Class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the Fund or class, generally.

Under the New Declaration, if a direct or derivative action is brought or maintained in violation of the New Declaration, the shareholder bringing or maintaining the action shall be responsible for the Trust’s costs and expenses in connection with the action, including attorney’s fees. The New Declaration also provides that, if a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action shall be borne, jointly and severally, by each shareholder who commenced the action.

The New Declaration clarifies that Trustees are not considered to have a personal financial interest in an action by virtue of being compensated for their services as board members of the Trust or of affiliated funds, or by virtue of the amount of their remuneration.

The Existing Declaration does not contain similar provisions related to derivative and direct actions.

Applicable Law, Forum Selection, and Jury Waiver

Both the Existing Declaration and the New Declaration provide that they are to be governed by the laws of the State of Delaware and the Delaware Statutory Trust Act, and permit the Trust to exercise all powers which are ordinarily exercised by a Delaware statutory trust. The New Declaration clarifies that the absence of a specific reference to any power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such action. The Existing Declaration does not contain a similar provision.

Under the New Declaration, any direct or derivative actions by shareholders against the Trust (or a Fund or a class), the Trustees, or the officers of the Trust may only be brought in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court sitting in New York County with assignment to the Commercial Division as permitted (each, a “Designated Court”). The New Declaration states that the Trust, Trustees, officers, employees and shareholders waive any objection to venue in either Designated Court, including that such Designated Court is an inconvenient forum. If a shareholder brings an action in any court other than a Designated Court without the written consent of the Trust, the New Declaration provides that, unless prohibited by applicable law, each such shareholder will be obligated to reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer such action. The Existing Declaration does not contain a forum selection cause.

The New Declaration also provides that there is no right to a trial by jury and such right is waived to the fullest extent permitted by applicable law. The Existing Declaration does not contain a comparable provision.

Effect of Disapproval

If shareholders of the Trust do not approve any of Proposals 2A, 2B, 2C or 2D, then the New Declaration will not be considered to have been approved by the shareholders of the Trust and the Trust would continue to operate under the Existing Declaration.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSALS 2A, 2B, 2C AND 2D.

OTHER INFORMATION

Independent Registered Public Accounting Firm

BBD, LLP (“BBD”) serves as the independent registered public accounting firm for the CNR Funds and the Select Strategies Fund, and performs an annual audit of the financial statements of each of the Funds. The Funds do not expect any representatives of BBD to be present at the Meeting.

EisnerAmper LLP (“EisnerAmper”) serves as the independent registered public accounting firm for the Strategic Credit Fund and the High Yield Funds, and performs an annual audit of the financial statements of each of the Funds. The Funds do not expect any representatives of EisnerAmper to be present at the Meeting.

Audit Fees

For the fiscal years ended September 30, 2019, and September 30, 2020, BBD billed the CNR Funds $207,875 and $213,500, respectively, for professional services rendered for the audit of the Funds’ annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal years ended January 31, 2020, and January 31, 2021, BBD billed the Select Strategies Fund $62,150 and $64,500, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. The Select Strategies Fund’s Audit Committee has reviewed and discussed the Fund’s audited financial statements for the most recently completed fiscal year with management. The Fund’s Audit Committee has discussed with BBD the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission (the “SEC”). The Fund’s Audit Committee has received from BBD the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, has discussed BBD’s independence with BBD, and has considered the compatibility of non-audit services with the independence of the independent registered public accounting firm. Based on the Fund’s Audit Committee’s review and discussions with management and BBD, the Audit Committee has recommended to the Board that the Fund’s audited financial statements be included in the Fund’s annual report to shareholders for the most recently completed fiscal year for filing with the SEC.

For the fiscal year ended May 31, 2020, EisnerAmper billed the Strategic Credit Fund $46,150, and for the fiscal year ended May 31, 2021, EisnerAmper is expected to bill the Strategic Credit Fund $46,150, in each instance for professional services rendered for the audit of the Fund’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. The Strategic Credit Fund’s Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended May 31, 2020, with management. The Fund’s Audit Committee has discussed with EisnerAmper the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Fund’s Audit Committee has received from EisnerAmper the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, has discussed EisnerAmper’s independence with EisnerAmper, and has considered the compatibility of non-audit services with the independence of the independent registered public accounting firm. Based on the Fund’s Audit Committee’s review and discussions with management and EisnerAmper, the Audit Committee has recommended to the Board that the Fund’s audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended May 31, 2020, for filing with the SEC.

For the fiscal year ended March 31, 2020, EisnerAmper billed the High Yield Funds $75,710, and for the fiscal year ended March 31, 2021, EisnerAmper is expected to bill the High Yield Funds $74,900, in each instance for professional services rendered for the audit of the Funds’ annual financial statements or services that are normally provided in connection with statutory and regulatory filings. Each High Yield Fund’s Audit Committee has reviewed and discussed the applicable Fund’s audited financial statements for the fiscal year ended March 31, 2020, with management. Each Fund’s Audit Committee has discussed with EisnerAmper the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Each Fund’s Audit Committee has received from EisnerAmper the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, has discussed EisnerAmper’s independence with EisnerAmper, and has considered the compatibility of non-audit services with the independence of the independent registered public accounting firm. Based on each Fund’s Audit Committee’s review and discussions with management and EisnerAmper, the Audit Committee has recommended to the Board that the Fund’s audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended March 31, 2020, for filing with the SEC.

The current members of each Fund’s Audit Committee are: Daniel A. Hanwacker, Jon C. Hunt, Julie C. Miller, Jay C. Nadel, and James R. Wolford.

Audit-Related Fees

For the fiscal years ended September 30, 2019, and September 30, 2020, BBD did not bill the CNR Funds for any assurance and related services that are reasonably related to the performance of the audit of the Funds’ financial statements and that are not reported above.

For the fiscal years ended January 31, 2020, and January 31, 2021, BBD did not bill the Select Strategies Fund for any assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and that are not reported above.

For the fiscal years ended May 31, 2020, and May 31, 2021, EisnerAmper did not bill the Strategic Credit Fund for any assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and that are not reported above.

For the fiscal years ended March 31, 2020, and March 31, 2021, EisnerAmper did not bill the High Yield Funds for any assurance and related services that are reasonably related to the performance of the audit of the Funds’ financial statements and that are not reported above.

Tax Fees

For the fiscal years ended September 30, 2019, and September 30, 2020, BBD did not bill the CNR Funds for any professional services rendered for tax compliance, tax advice or tax planning.

For the fiscal years ended January 31, 2020, and January 31, 2021, BBD billed the Select Strategies Fund $7,500 and $7,500, respectively, for tax compliance, tax advice or tax planning.

For the fiscal year ended May 31, 2020, EisnerAmper billed the Strategic Credit Fund $12,800, and for the fiscal year ended May 31, 2021, EisnerAmper is expected to bill the Strategic Credit Fund $12,800, in each instance for tax compliance, tax advice or tax planning.

For the fiscal year ended March 31, 2020, EisnerAmper billed the High Yield Funds $29,430, and for the fiscal year ended March 31, 2021, EisnerAmper is expected to bill the High Yield Funds $29,100, in each instance for tax compliance, tax advice or tax planning.

All Other Fees

For the fiscal years ended September 30, 2019, and September 30, 2020, BBD did not bill the Funds for any products and services other than the services reported above.

For the fiscal years ended January 31, 2020, and January 31, 2021, BBD did not bill the Select Strategies Fund for any products and services other than the services reported above.

For the fiscal years ended May 31, 2020, and May 31, 2021, EisnerAmper did not bill the Strategic Credit Fund for any products and services other than the services reported above.

For the fiscal years ended March 31, 2020, and March 31, 2021, EisnerAmper did not bill the High Yield Funds for any products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures

Each Audit Committee has adopted policies and procedures with regard to the pre-approval of services provided to the Fund by its independent registered public accounting firm. Each Committee must pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Fund by such firm, including the fees and other compensation to be paid to the firm. Each Committee may delegate to one or more of its members the authority to grant pre-approvals and requires that the decisions of any member to whom authority is delegated be presented to the full Committee at each of its scheduled meetings. Each Committee must also pre-approve the independent registered public accounting firm’s engagements for non-audit services with City National Rochdale and any affiliate of City National Rochdale that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

Non-Audit Fees

For the fiscal years ended September 30, 2019, and September 30, 2020, BBD did not bill any non-audit fees to the CNR Funds, City National Rochdale or any affiliate of City National Rochdale that provides services to the Funds.

For the fiscal years ended January 31, 2020, and January 31, 2021, BBD did not bill any non-audit fees to the Select Strategies Fund, City National Rochdale or any affiliate of City National Rochdale that provides services to the Fund.

For the fiscal year ended May 31, 2020, the aggregate non-audit fees billed by EisnerAmper to the Strategic Credit Fund, City National Rochdale, or any affiliate of City National Rochdale that provides services to the Fund, were $76,360. For the fiscal year ended May 31, 2021, the aggregate non-audit fees expected to be billed by EisnerAmper to the Strategic Credit Fund, City National Rochdale, or any affiliate of City National Rochdale that provides services to the Fund, are $53,000.

For the fiscal year ended March 31, 2020, the aggregate non-audit fees billed by EisnerAmper to the High Yield Funds, City National Rochdale, or any affiliate of City National Rochdale that provides services to the High Yield Funds, were $28,300. For the fiscal year ended March 31, 2021, the aggregate non-audit fees expected to be billed by EisnerAmper to the High Yield Funds, City National Rochdale, or any affiliate of City National Rochdale that provides services to the High Yield Funds, are $29,100.

Outstanding Shares

The Funds currently offer shares of the classes set forth in the following table. The number of shares of each class of each Fund issued and outstanding on the Record Date was as follows:

Name of Fund	Number of Issued and Outstanding Shares per Class
City National Rochdale Funds
City National Rochdale Government Money Market Fund	Servicing Class: 3,833,144,242.370 Class N: 491,248,696.370 Class S: 1,122,606,773.440
City National Rochdale Government Bond Fund	Servicing Class: 2,730,492.083 Class N: 280,287.773
City National Rochdale Corporate Bond Fund	Servicing Class: 10,018,072.421 Class N: 1,191,392.926
City National Rochdale California Tax Exempt Bond Fund	Servicing Class: 6,571,816.218 Class N: 776,341.390
City National Rochdale Municipal High Income Fund	Servicing Class: 69,707,835.797 Class N: 105,624,796.251
City National Rochdale Intermediate Fixed Income Fund	Institutional Class: 189,148.139 Class N: 3,570,572.535

Name of Fund	Number of Issued and Outstanding Shares per Class
City National Rochdale Short Term Emerging Markets Debt Fund	Class Y: 28,339,582.814
City National Rochdale Fixed Income Opportunities Fund	Class N: 170,927,954.539
City National Rochdale Dividend & Income Fund	Class N: 5,982,420.603
City National Rochdale U.S. Core Equity Fund	Institutional Class: 178,204.019 Servicing Class: 7,270,740.618 Class N: 8,628,141.805
City National Rochdale Select Strategies Fund	Class 1: 14,578,343.991
City National Rochdale Strategic Credit Fund	Class 1: 15,077,660.860
City National Rochdale High Yield Alternative Strategies Fund	3,429.174*
City National Rochdale High Yield Alternative Strategies Fund TEI	3,207.736*
City National Rochdale High Yield Alternative Strategies Master Fund*	6,636.910*

*	The number of issued and outstanding shares listed is as of April 30, 2021.

Shareholder Nomination of Trustees

Each Board has adopted the following procedures by which shareholders may recommend nominees to the Board. While each Nominating and Governance Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee beneficially owns more than 5% of the Fund’s voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Fund). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the applicable Fund’s Secretary, and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Nominating and Governance Committee and the Board.

None of the Nominating and Governance Committees nor the Boards have established any specific qualifications that must be met to be considered for nomination as a Trustee. In evaluating potential nominees, each Nominating and Governance Committee evaluates (i) each candidate’s qualifications, skills and experiences and (ii) whether such candidate will qualify as not an “interested person” of the Fund, as such term is defined in the 1940 Act. None of the Nominating and Governance Committees nor the Boards have a formal policy with regard to the consideration of diversity in identifying nominees to serve as a Trustee. Rather, as a matter of practice, each Nominating and Governance Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, each Nominating and Governance Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, race, gender, perspectives, skills and experiences of the Board’s members and thereby enhance the effectiveness of the Board.

Other Matters

The Funds are not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.

The governing documents of each Fund do not provide for annual meetings of shareholders and the Fund does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of a Fund’s shareholders must be received by the Fund within a reasonable period of time prior to any such meeting.

VOTING PROCEDURES

How to Vote

This proxy is being solicited by the Board of each Fund. You can vote by mail, touch-tone telephone, Internet, or at the virtual Meeting.

•	To vote by mail, sign and send us the enclosed Proxy voting card in the postage paid return envelope provided. If you vote by Proxy, you can revoke your Proxy by notifying the Secretary of the applicable Fund in writing, or by returning a Proxy with a later date. You also can revoke a Proxy by voting at the Meeting. Even if you plan to attend and vote at the Meeting, please return the enclosed Proxy card. This will help us ensure that an adequate number of shares are present at the Meeting.

•	To vote by telephone, call 1-800-690-6903.

•	To vote by Internet, vote at www.proxyvote.com.

•	To vote at the Meeting, attend the Meeting online or by telephone by following the instructions on your proxy card.

Proxy Solicitation

The Funds have retained Broadridge Financial Solutions, Inc. (“Broadridge”), a third-party service provider, to assist in the distribution of proxy materials, the solicitation (except with respect to the High Yield Funds) and tabulation of proxies, and the certification of votes. It is anticipated that Broadridge will be paid approximately $60,000 for its services. Broadridge may solicit proxies personally and by mail, telephone, e-mail, or the Internet. In addition to the solicitation of proxies by Broadridge, officers of the Funds and officers and employees of City National Rochdale, without additional compensation, may solicit proxies personally and by mail, telephone, e-mail, or the Internet.

The costs of the Joint Proxy Statement will be borne by the Funds. These costs include the costs of printing and mailing the Joint Proxy Statement and solicitation costs, including the fees and expenses of Broadridge. The costs of the Joint Proxy Statement will be allocated among the Funds as follows: (i) 50% to the CNR Funds, to be further allocated to each series based on relative net assets; and (ii) 50% to all of the Funds, to be further allocated to each Fund or series based on relative net assets.

Quorum and Adjournments

CNR Funds

The presence via virtual attendance at the Meeting or by proxy of one third of the “Voting Interests” of CNR Funds that are entitled to vote will constitute a quorum for the Meeting. “Voting Interests” means the number of shares of CNR Funds outstanding multiplied by the net asset value per share of such shares voted in the aggregate. The Meeting, whether or not a quorum is present, may be adjourned by the vote of the majority of the Voting Interests represented at the Meeting, either via virtual attendance or by proxy. If the Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than 60 days from the date set for the Meeting, in which case the Board shall set a new record date.

Select Strategies Fund and Strategic Credit Fund

The presence via virtual attendance at the Meeting or by proxy of 30% of the outstanding shares of each Fund entitled to vote will constitute a quorum for the Meeting with respect to such Fund. The Meeting may, by motion of the person presiding, be adjourned with respect to one or more matters to be considered at such meeting, even if a quorum is present with respect to such matters, when such adjournment is approved by the vote of holders of shares representing a majority of the shares present and entitled to vote with respect to the matter or matters adjourned. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Any adjourned meeting may be held as adjourned without further notice if the date, time and place of the adjourned meeting were announced at the time of the adjournment, even if the date of such adjourned meeting is more than 120 days after the date set for the Meeting.

High Yield Funds

The presence via virtual attendance at the Meeting or by proxy of shareholders holding a majority of the total number of votes eligible to be cast by all shareholders as of the Record Date shall constitute a quorum at the Meeting. In the absence of a quorum, the Meeting may be adjourned by action of a majority of the shareholders present via virtual attendance or by proxy without additional notice to shareholders.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), will be counted toward establishing a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Because Proposal 2 is expected to “affect substantially” a shareholder’s rights or privileges, under the rules of the New York Stock Exchange (the “NYSE”), a broker may not vote shares with respect to Proposal 2 if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Assuming the presence of a quorum, abstentions and broker non-votes will have the effect of votes against Proposal 2.

The Fund understands that, under the rules of the NYSE, such broker-dealer firms may, for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 is a “routine” matter under the rules of the NYSE, as applied to investment companies registered under the 1940 Act, such as the Funds, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. Abstentions will have no effect on the outcome of a vote on adjournment.

City National Rochdale Proxy Voting Authority

Managed account clients of City National Rochdale hold a significant portion of the assets of the Funds. City National Rochdale has proxy voting authority for most of its managed account clients invested in the Funds. With respect to these managed account clients, all Fund proxy proposals are voted in accordance with City National Rochdale’s proxy voting policy. Consistent with its proxy voting policy, City National Rochdale believes that it is in the best interests of its relevant managed account clients to vote in favor of Proposal 1 and Proposal 2, as applicable, and plans to vote “FOR” the proposals. As of May 17, 2021, City National Rochdale managed account clients for which City National Rochdale has proxy voting authority represented the following percentage of each Fund’s net assets:

Name of Fund	Percent of Net Assets
City National Rochdale Funds	60%
City National Rochdale Select Strategies Fund	96%
City National Rochdale Strategic Credit Fund	95%
City National Rochdale High Yield Alternative Strategies Fund	90%
City National Rochdale High Yield Alternative Strategies Fund TEI	90%
City National Rochdale High Yield Alternative Strategies Master Fund	90%*

*	Represents the percentage of the Master Fund held indirectly by Feeder Fund shareholders for which City National Rochdale has proxy voting authority.

As a result, it is expected that each Fund will approve Proposal 1 and the CNR Funds will approve Proposal 2.

Required Vote

CNR Funds

The Fund will count the number of Voting Interests cast “for” approval of each Proposal to determine whether sufficient affirmative votes have been cast. With respect to Proposal 1, the election of each nominee will be voted upon separately by the shareholders of the CNR Funds, voting together without regard to Fund, to fill a position on the Board. Each nominee will be elected as a Trustee of the CNR Funds if he or she receives a plurality of the Voting Interests of CNR Funds cast with respect to the position. A plurality vote means that the nominees receiving the highest number of Voting Interests cast will be elected, even if they receive less than a majority of the Voting Interests cast. Each nominee has indicated that he or she is able and willing to serve as a Trustee and, if elected, will serve as a Trustee until December 31 of the year in which the Trustee reaches age 75 (unless an exception to the retirement age is made, for a period of up to two years), or his or her earlier resignation, retirement, or removal from office. If for any reason any such nominee becomes unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise. If shareholders of the CNR Funds do not approve Proposal 1 (the election of each nominee), the current Trustees will continue to oversee the Funds and the Board may be required under the 1940 Act to obtain shareholder approval in connection with the future election of additional trustees.

With respect to Proposals 2A, 2B, 2C or 2D, the affirmative vote of a majority of the Voting Interests of CNR Funds, voting together without regard to Fund, is required to approve the New Declaration. If shareholders of CNR Funds do not approve any of Proposals 2A, 2B, 2C or 2D, then the New Declaration will not be considered to have been approved by the shareholders of CNR Funds and the Funds will continue to operate under the Existing Declaration.

Select Strategies Fund and Strategic Credit Fund

Each Fund will count the number of votes cast “for” approval of Proposal 1 to determine whether sufficient affirmative votes have been cast. With respect to Proposal 1, the election of each nominee will be voted upon separately by the shareholders of each Fund, to fill a position on the Board. Each nominee will be elected as a Trustee of a Fund if he or she receives a plurality of the votes cast at the Meeting with respect to the position. A plurality vote means that the nominees receiving the highest number of votes cast will be elected, even if they receive less than a majority of the votes cast. Each nominee has indicated that he or she is able and willing to serve as a Trustee and, if elected, will serve as a Trustee until December 31 of the year in which the Trustee reaches age 75 (unless an exception to the retirement age is made, for a period of up to two years), or his or her earlier resignation, retirement, or removal from office. If for any reason any such nominee becomes unable to serve before the Meeting, proxies will be voted for a substitute nominated by each Board unless you instruct otherwise. If shareholders of a Fund do not approve Proposal 1 (the election of each nominee), the current Trustees will continue to oversee the Fund and the Board may be required under the 1940 Act to obtain shareholder approval in connection with the future election of additional trustees.

High Yield Funds

Each Fund will count the number of votes cast “for” approval of Proposal 1 to determine whether sufficient affirmative votes have been cast. When a Feeder Fund shareholder votes with respect to Proposal 1, that vote will also constitute instructions for the Feeder Fund to vote in the same manner on Proposal 1 for the Master Fund. With respect to Proposal 1, the election of each nominee will be voted upon separately by the shareholders of each Fund, to fill a position on the Board. Each nominee will be elected as a Trustee of a Fund if he or she receives a plurality of the votes cast at the Meeting with respect to the position. A plurality vote means that the nominees receiving the highest number of votes cast will be elected, even if they receive less than a majority of the votes cast. Each nominee has indicated that he or she is able and willing to serve as a Trustee and, if elected, will serve as a Trustee until December 31 of the year in which the Trustee reaches age 75 (unless an exception to the retirement age is made, for a period of up to two years), or his or her earlier resignation, retirement, or removal from office. If for any reason any such nominee becomes unable to serve before the Meeting, proxies will be voted for a substitute nominated by each Board unless you instruct otherwise. If shareholders of a Fund do not approve Proposal 1 (the election of each nominee), the current Trustees will continue to oversee the Fund and the Board may be required under the 1940 Act to obtain shareholder approval in connection with the future election of additional trustees.

GENERAL INFORMATION

Service Providers

The principal executive offices of City National Rochdale, which serves as investment adviser to each Fund, are located at 400 North Roxbury Drive, Beverly Hills, California 90210. The CNR Funds’, Select Strategies Fund’s and Strategic Credit Fund’s administrator is SEI Investments Global Funds Services, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The High Yield Funds’ administrator is U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The CNR Funds’, Select Strategies Fund’s and Strategic Credit Fund’s distributor is SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The High Yield Funds’ distributor is CNR Securities LLC, located at 400 Park Avenue, 3rd Floor, New York, New York 10022. Each Fund’s transfer agent is U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Each Fund’s custodian is U.S. Bank, N.A., located at 1555 N. Rivercenter Drive, Milwaukee, Wisconsin 53212. Counsel to each Fund is Morgan, Lewis & Bockius LLP, located at 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626. Counsel to the Independent Trustees of each Fund is Dechert LLP, located at 650 Town Center Drive, Suite 700, Costa Mesa, California 92626.

Shareholder Communications

Shareholders who want to communicate with a Board or any individual Trustee should write to the Board of the applicable Fund at the relevant principal executive offices listed below.

CNR Funds

400 North Roxbury Drive

Beverly Hills, California 90210

Select Strategies Fund, Strategic Credit Fund and High Yield Funds

400 Park Avenue

New York, New York 10022

The letter should indicate that the writer is a shareholder of the applicable Fund. Each Fund will ensure that this communication (assuming it is properly marked care of the Board or care of a specific Trustee) is delivered to the Board or the specified Trustee, as the case may be.

Shareholders Sharing the Same Address

As permitted by law, only one copy of the Notice of Internet Availability of Proxy Materials and/or this Joint Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the applicable Fund of their desire to receive multiple copies of the shareholder reports and proxy statements that the Fund sends. If you would like to receive an additional copy, please contact the applicable Fund at the address, telephone number, or website listed below. The applicable Fund will then promptly deliver, upon request, a separate copy of the Notice of Internet Availability of Proxy Materials and/or this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of a Fund’s Notices of Internet Availability of Proxy Materials and/or proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Each Fund will furnish, without charge, a copy of the most recent Annual Report and Semi-Annual Report to Shareholders of the Fund upon request. Requests for such reports of the CNR Funds, Select Strategies Fund or Strategic Credit Fund should be directed to the applicable Fund, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, by calling 1-888-889-0799, or on the internet at www.citynationalrochdalefunds.com. Requests for such reports of the High Yield Funds should be directed to the applicable Fund, c/o CNR Securities LLC, 400 Park Avenue, 3rd Floor, New York, New York 10022, or by calling 1-800-245-9888.

APPENDIX A

Shareholders Owning Beneficially or of Record 5% or More of each Class of each Fund

As of June 10, 2021, the following shareholders were known by the CNR Funds, Select Strategies Fund, and Strategic Credit Fund to own beneficially 5% or more of a class of a Fund’s outstanding shares.

City National Rochdale Funds

Series	Shareholder Name and Address	Share Class	Amount of Shares Owned	Percentage of the Class
City National Rochdale Government Money Market Fund	National Financial Services LLC 499 Washington Blvd. Mailzone NJ4C Jersey City, NJ 07310-1995	Servicing Class	2,541,251,004.900	66.30%
City National Rochdale Government Money Market Fund	SEI Private Trust Company C/o City National Bank One Freedom Valley Dr. Oaks, PA 19456-9989	Servicing Class	1,281,749,303.010	33.44%
City National Rochdale Government Money Market Fund	National Financial Services LLC 499 Washington Blvd. Mailzone NJ4C Jersey City, NJ 07310-1995	Class N	491,238,352.200	100.00%
City National Rochdale Government Money Market Fund	City National Bank as Agent For Various Accounts Attn: Trust Ops/Mutual Funds 555 S. Flower St., Fl. 10 Los Angeles, CA 90071-2326	Class S	1,122,606,773.440	100.00%
City National Rochdale Government Bond Fund	Mutual Fund Administrator C/o City National Bank SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456-9989	Servicing Class	2,684,705.672	98.32%

Appendix A-1

Series	Shareholder Name and Address	Share Class	Amount of Shares Owned	Percentage of the Class
City National Rochdale Government Bond Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class N	163,901.712	58.48%
City National Rochdale Government Bond Fund	National Financial Services LLC 499 Washington Blvd., Fl. 4 Jersey City, NJ 07310-1995	Class N	115,430.141	41.18%
City National Rochdale Corporate Bond Fund	Mutual Fund Administrator C/o City National Bank SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456-9989	Servicing Class	9,968,378.476	99.50%
City National Rochdale Corporate Bond Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class N	667,162.577	56.00%
City National Rochdale Corporate Bond Fund	National Financial Services LLC 499 Washington Blvd., Fl. 4 Jersey City, NJ 07310-1995	Class N	351,346.393	29.49%
City National Rochdale Corporate Bond Fund	C/o GWP US Advisors SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456-9989	Class N	146,255.795	12.28%
City National Rochdale California Tax Exempt Bond Fund	Mutual Fund Administrator C/o City National Bank SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456-9989	Servicing Class	6,393,747.096	97.29%
City National Rochdale California Tax Exempt Bond Fund	National Financial Services LLC 499 Washington Blvd., Fl. 4 Jersey City, NJ 07310-1995	Class N	600,559.193	77.36%
City National Rochdale California Tax Exempt Bond Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class N	83,155.612	10.71%
City National Rochdale California Tax Exempt Bond Fund	Morgan Stanley Smith Barney LLC FBO a customer of MSSB 1 New York Plaza New York, NY 10004-1932	Class N	42,100.000	5.42%
City National Rochdale Municipal High Income Fund	Mutual Fund Administrator C/o City National Bank SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456-9989	Servicing Class	66,419,884.659	95.28%
City National Rochdale Municipal High Income Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class N	44,405,447.097	42.04%
City National Rochdale Municipal High Income Fund	National Financial Services LLC 499 Washington Blvd., Fl. 4 Jersey City, NJ 07310-1995	Class N	41,237,066.583	39.04%
City National Rochdale Municipal High Income Fund	C/o GWP US Advisors SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456-9989	Class N	11,576,220.614	10.96%

Appendix A-2

Series	Shareholder Name and Address	Share Class	Amount of Shares Owned	Percentage of the Class
City National Rochdale Intermediate Fixed Income Fund	Mutual Fund Administrator C/o City National Bank SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456-9989	Institutional Class	107,484.575	56.83%
City National Rochdale Intermediate Fixed Income Fund	Meadows Regional Medical Center Attn: Financial Services PO Box 1048 Vidalia, GA 30475-1048	Institutional Class	66,260.809	35.03%
City National Rochdale Intermediate Fixed Income Fund	National Financial Services LLC 499 Washington Blvd., Fl. 4 Jersey City, NJ 07310-1995	Institutional Class	14,923.786	7.89%
City National Rochdale Intermediate Fixed Income Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class N	1,826,392.634	51.15%
City National Rochdale Intermediate Fixed Income Fund	National Financial Services LLC 499 Washington Blvd., Fl. 4 Jersey City, NJ 07310-1995	Class N	1,032,218.692	28.91%
City National Rochdale Intermediate Fixed Income Fund	C/o City National Bank SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456-9989	Class N	472,520.639	13.23%
City National Rochdale Short Term Emerging Markets Debt Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class Y	13,941,928.033	49.20%
City National Rochdale Short Term Emerging Markets Debt Fund	National Financial Services LLC 499 Washington Blvd., Fl. 4 Jersey City, NJ 07310-1995	Class Y	8,510,418.148	30.03%
City National Rochdale Short Term Emerging Markets Debt Fund	Mutual Fund Administrator C/o City National Bank SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456-9989	Class Y	4,267,195.943	15.06%
City National Rochdale Fixed Income Opportunities Fund	Mutual Fund Administrator C/o City National Bank SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456-9989	Class N	56,147,072.988	32.85%

Appendix A-3

Series	Shareholder Name and Address	Share Class	Amount of Shares Owned	Percentage of the Class
City National Rochdale Fixed Income Opportunities Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class N	55,590,020.898	32.52%
City National Rochdale Fixed Income Opportunities Fund	National Financial Services LLC 499 Washington Blvd., Fl. 4 Jersey City, NJ 07310-1995	Class N	48,291,689.115	28.25%
City National Rochdale Dividend & Income Fund	Mutual Fund Administrator C/o City National Bank SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456-9989	Class N	2,243,380.006	37.50%
City National Rochdale Dividend & Income Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class N	1,927,395.114	32.22%
City National Rochdale Dividend & Income Fund	National Financial Services LLC 499 Washington Blvd., Fl. 4 Jersey City, NJ 07310-1995	Class N	1,335,556.415	22.32%
City National Rochdale U.S. Core Equity Fund	Mutual Fund Administrator C/o City National Bank SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456-9989	Institutional Class	172,636.088	96.88%
City National Rochdale U.S. Core Equity Fund	SEI Private Trust Company Cust FBO City National Bank One Freedom Valley Dr. Oaks, PA 19456-9989	Servicing Class	7,049,423.984	96.96%
City National Rochdale U.S. Core Equity Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class N	3,835,855.929	44.46%
City National Rochdale U.S. Core Equity Fund	National Financial Services LLC 499 Washington Blvd., Fl. 4 Jersey City, NJ 07310-1995	Class N	3,382,199.343	39.20%

Appendix A-4

City National Rochdale Select Strategies Fund

Shareholder Name and Address	Share Class	Amount of Shares Owned	Percentage of the Class
Mutual Fund Administrator C/o City National Bank SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456-9989	Class 1	5,591,397.485	38.35%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	Class 1	4,377,129.641	30.02%
National Financial Services LLC 499 Washington Blvd., Fl. 4 Jersey City, NJ 07310-1995	Class 1	3,949,252.953	27.09%

City National Rochdale Strategic Credit Fund

Shareholder Name and Address	Share Class	Amount of Shares Owned	Percentage of the Class
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class 1	5,458,217.387	36.20%
C/o City National Bank SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456-9989	Class 1	5,328,374.690	35.34%
National Financial Services LLC 499 Washington Blvd., Fl. 4 Jersey City, NJ 07310-1995	Class 1	3,960,505.728	26.27%

As of April 30, 2021, the following shareholders were known by the High Yield Funds to own beneficially 5% or more of a class of a Fund’s outstanding shares.

Appendix A-5

City National Rochdale High Yield Alternative Strategies Fund

Shareholder Name and Address	Share Class	Amount of Shares Owned	Percentage of the Class
City National Bank as Agent for G. MacArthur 400 Park Avenue New York, NY 10022-4406	N/A	500.303	14.59%
The Erwin Rautenberg Foundation C/o City National Rochdale, LLC 400 Park Avenue New York, NY 10022-4406	N/A	419.700	12.24%
S. Thaler Revocable Living Trust, S. Thaler Trustee C/o City National Rochdale, LLC 400 Park Avenue New York, NY 10022-4406	N/A	306.005	8.92%
Springview Casualty Company C/o City National Rochdale, LLC 400 Park Avenue New York, NY 10022-4406	N/A	192.722	5.62%
M. Rudin C/o City National Rochdale, LLC 400 Park Avenue New York, NY 10022-4406	N/A	185.625	5.41%

City National Rochdale High Yield Alternative Strategies Fund TEI

Shareholder Name and Address	Share Class	Amount of Shares Owned	Percentage of the Class
IRA FBO P. Casper, Inherited IRA C/o City National Rochdale, LLC 400 Park Avenue New York, NY 10022-4406	N/A	161.794	5.04%
IRA FBO R. Guttag, Inherited IRA C/o City National Rochdale, LLC 400 Park Avenue New York, NY 10022-4406	N/A	161.794	5.04%
IRA FBO S. Casper, Rollover Account C/o City National Rochdale, LLC 400 Park Avenue New York, NY 10022-4406	N/A	161.794	5.04%

Appendix A-6

City National Rochdale High Yield Alternative Strategies Master Fund

Shareholder Name and Address	Share Class	Amount of Shares Owned	Percentage of the Class
City National Rochdale High Yield Alternative Strategies Fund LLC 400 Park Avenue New York, NY 10022-4406	N/A	3,429.174	51.67%
City National Rochdale High Yield Alternative Strategies Fund TEI LLC 400 Park Avenue New York, NY 10022-4406	N/A	3,207.736	48.33%

As of June 10, 2021, the Trustees and officers of each Fund owned of record, in aggregate, less than 1% of the outstanding shares of each Class of each Fund.

Appendix A-7

APPENDIX B

CITY NATIONAL ROCHDALE FUNDS
CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND
CITY NATIONAL ROCHDALE STRATEGIC CREDIT FUND
CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE STRATEGIES FUND
CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE STRATEGIES FUND TEI
CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE STRATEGIES MASTER FUND

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.	Committee Organization

(a)       The Nominating and Governance Committee (the “Committee”) is a committee established by each of the following governing boards (collectively, the “Board”):

Board of Trustees of City National Rochdale Funds (the “Trust”)

Board of Trustees of City National Rochdale Select Strategies Fund

Board of Trustees of City National Rochdale Strategic Credit Fund

Board of Directors of City National Rochdale High Yield Alternative Strategies Fund

Board of Directors of City National Rochdale High Yield Alternative Strategies Fund TEI

Board of Directors of City National Rochdale High Yield Alternative Strategies Master Fund

Each of City National Rochdale Funds, City National Rochdale Select Strategies Fund, City National Rochdale Strategic Credit Fund, City National Rochdale High Yield Alternative Strategies Fund, City National Rochdale High Yield Alternative Strategies Fund TEI and City National Rochdale High Yield Alternative Strategies Master Fund will be referred to herein as a “Fund,” and each Trustee/Director of a Fund will be referred to herein as a “Trustee.” The Committee shall be comprised solely of members of the Board who are not considered “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “Act”).

(b)       The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Committee shall be composed of at least three members.

(c)       The Committee shall meet with such frequency, and at such times, as determined by the Committee Chair or a majority of the Committee members. The Committee Chair will prepare the agenda for each meeting, in consultation with others as appropriate. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members for approval at the following meeting. The Committee may ask counsel, representatives of the Funds’ investment manager (the “Investment Manager”), or others to attend Committee meetings and provide pertinent information as necessary.

II.	Duties and Responsibilities

The Committee shall:

(a)       Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent trustee skills and characteristics. In doing so, the Committee shall take into account all factors it considers relevant, including without limitation experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business, and understanding of business and financial matters generally. See Appendix A for relevant factors for consideration.

Appendix B-1

(b)       Review and formulate policies regarding matters relating to the terms of office of the trustees, including without limitation term limits or age limits for trustees.

(c)       Identify and screen trustee candidates for appointment to the Board, and submit final recommendations to the full Board for approval. The Committee may consider candidates suggested by the Investment Manager, and may involve representatives of the Investment Manager in screening candidates. However, the decision to approve candidates for submission to the Board shall be made exclusively by the Committee.

(d)       Review memoranda prepared by counsel relating to positions, transactions and relationships that could reasonably bear on the independence of trustees or raise concerns regarding potential conflicts of interest.

(e)       Make recommendations to the full Board concerning the appointment of independent trustees to the Board’s committees and, if considered desirable, the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.

(f)       Review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

III.	Shareholder Nominations

Shareholders may submit for the Committee’s consideration recommendations regarding potential independent Board member nominees. No eligible shareholder or shareholder group may submit more than one independent Board member nominee each calendar year.

(a)       In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

(i)       The nominee must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible independent Board member.

(ii)       The nominee may not be the nominating shareholder, a member of a nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.2

(iii)       Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

(iv)       Neither the nominee nor any immediate family member of the nominee may have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

[2]	Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

Appendix B-2

(v)       The nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(vi)       The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the Act).

(vii)       A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee.

(b)       In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

(i)       Any shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nominating. In addition, such securities must continue to be held through the date of the nomination. In addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must bear the economic risk of the investment.

(ii)       The nominating shareholder or shareholder group may not qualify as an adverse holder – i.e., if such shareholder were required to report beneficial ownership of its securities, its report would be filed on Schedule 13G under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) instead of Schedule 13D in reliance on Securities Exchange Act Rule 13d-1(b) or (c).

(c)       Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary. In order for a submission of a nominee to be considered, such submission must include:

(i)       the shareholder’s contact information;

(ii)       the nominee’s contact information and the number of Fund shares owned by the proposed nominee;

(iii)       all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act; and

(iv)       a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Funds’ proxy statement, if so designated by the Committee and the Board.

Appendix B-3

It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

IV.	Authority and Resources

(a)       The Committee shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent trustees, and the authority to retain experts, consultants, or legal counsel as the Committee deems appropriate.

V.	Policies and Procedures

In meeting its responsibilities, the Committee shall:

(a)       Provide oversight regarding the orientation of new independent trustees. The Committee Chair shall designate an experienced independent trustee to assist, and be available to, each new independent trustee during his or her first year of service on the Board.

(b)       Consider, at such times as the Committee may deem appropriate, whether the composition of the Board and its committees reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness. The Committee shall also consider the effectiveness of meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, materials and presentations, and Board member attendance. The Committee shall make any recommendations on these matters to the full Board.

(c)       Periodically review and reassess the adequacy of this Charter, and recommend to the Board any changes deemed advisable.

Amended: December 2, 2020

Appendix B-4

APPENDIX C

Potential Board Member Qualification Factors

Working Background

•	Current or past membership on board of registered investment company
•	Board or executive position with money management organization
•	Board or executive position with broker-dealer organization
•	Board or executive position with any other financial, technology or marketing organization
•	Board or financial position with any other substantial publicly-held business organization
•	Accounting or legal position representing any of the above businesses
•	Academic background and specialty in areas relevant to any of the above businesses

Other Background Considerations

•	Mix of skills on board
•	Diversity of personal backgrounds on board

Personal Characteristics

•	Reputation for integrity
•	Ability to apply good business sense, with appreciation for the role of the board
•	Ability to work with other trustees as a team
•	Ability to balance critical thinking with avoidance of unnecessary confrontation
•	Sufficient stature to provide shareholder assurance of qualification
•	Ability to commit necessary time
•	Personal and financial independence from management
•	Nominees may not have any felony convictions or any felony or misdemeanor convictions involving the purchase or sale of a security.
•	No person shall be qualified to be a Board member if the Committee, in consultation with counsel, has determined that such person, if elected as a Board member, would cause the Funds to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) the Funds’ organizational documents, or (c) any general policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be comprised of independent Board members.

Appendix C-1

APPENDIX D

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

of

CITY NATIONAL ROCHDALE FUNDS

a Delaware Statutory Trust

Principal Place of Business:

400 North Roxbury Drive

Beverly Hills, California 90210

Dated as of [ ], 2021

Appendix D-1

Appendix D-2

Appendix D-3

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF
TRUST OF CITY NATIONAL ROCHDALE FUNDS

WHEREAS, THIS AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST is made and entered into as of [ ], 2021, by the Trustees hereunder;

WHEREAS, the CITY NATIONAL ROCHDALE FUNDS (formerly known as the Berkeley Capital Management Funds, Berkeley Funds Trust and CNI Charter Funds) was established pursuant to an Agreement and Declaration of Trust dated October 25, 1996, as amended from time to time and as amended and restated on August 20, 2020 (as amended to the date hereto, the “Original Declaration”);

WHEREAS, this Amended and Restated Agreement and Declaration of Trust has been amended in accordance with the provisions of the Original Declaration;

NOW, THEREFORE, all cash, securities and other assets, which the Trust now possesses or may hereafter acquire from time to time in any manner, will be held by the Trust and managed upon the following terms and conditions.

Article I

Name and Definitions

Section 1. Name. This Trust shall be known as CITY NATIONAL ROCHDALE FUNDS, and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

(a)       “Trust” refers to the Delaware statutory trust established under the Delaware Act by this Declaration of Trust (as defined below) and the filing of the Certificate of Trust (as defined below) with the Secretary of State of the State of Delaware;

(b)       “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or any Series;

(c)       “Trustees” refers to, at any time, the person or persons who have signed this Declaration of Trust and all other persons who may from time to time be duly elected or appointed to serve on the Board of Trustees in accordance with the provisions hereof, in each case if they shall at that time continue in office in accordance with the terms hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as Trustees hereunder;

(d)        “Shares” means the shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees, and includes fractions of Shares as well as whole Shares;

(e)       “Shareholder” means a record owner of Outstanding Shares (as defined below);

(f)       “Person” means and includes individuals, corporations, partnerships, trusts, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign;

(g)       The “Investment Company Act” refers to the Investment Company Act of 1940 (and any successor statute) and the rules and regulations thereunder, all as amended from time to time, as may apply to the Trust or any Series or Class thereof, including pursuant to any exemptive, interpretive or other relief or guidance issued by the Commission or the staff of the Commission under such Act;

Appendix D-4

(h)       The terms “Commission” and “Principal Underwriter” shall have the meanings given them in the Investment Company Act;

(i)       “Declaration of Trust” shall mean this Agreement and Declaration of Trust, as amended, supplemented or amended and restated from time to time which, together with the By-Laws and any designations of Series or Classes made in accordance with Article III, Section 5 hereof, shall be the Trust’s “governing instrument” within the meaning of the Delaware Act;

(j)       “By Laws” shall mean the By Laws of the Trust as amended from time to time and incorporated herein by reference;

(k)       The term “Interested Person” has the meaning given it in Section 2(a)(19) of the Investment Company Act;

(l)       “Investment Adviser” means a party furnishing services to the Trust pursuant to any contract described in Article IV, Section 7(a) hereof;

(m)       “Series” individually or collectively refers to each Series of Shares established and designated under or in accordance with the provisions of Article III;

(n)       “Class” means one or more Shares of a Series as may be established and designated as a Class under or in accordance with the provisions of Article III;

(o)       “Delaware Act” shall refer to the Delaware Statutory Trust Act, as amended from time to time;

(p)       “Certificate of Trust” means the certificate of trust of the Trust, as filed with the Secretary of State of the State of Delaware in accordance with the Delaware Act, and as such certificate of trust may be amended or amended and restated from time to time;

(q)       “Code” means the Internal Revenue Code of 1986 (or any successor statute), as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time; and

(r)       “Complaining Shareholder” shall refer to a Shareholder making a demand or bringing a claim pursuant to Section 8 of Article VII hereof;

(s)       “Outstanding Shares” means those Shares shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed, repurchased, cancelled or terminated by the Trust; and

(t)       “Prospectus” means the prospectus and statement of additional information with respect to the Trust or one or more Series or Classes thereof as the context shall require, as contained in the most recent effective registration statement filed with the Commission with respect to the Trust or one or more such Series or Classes thereof, as the same may be supplemented or modified from time to time in accordance with the requirements of the federal securities laws.

Article II

Purpose of Trust

The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the Investment Company Act through one or more Series, and to do any and all acts or things as are necessary, convenient, appropriate, incidental or customary in connection therewith, both within and without the State of Delaware, and without limiting the foregoing or the other provisions hereof, the Trust may exercise all powers conferred by the laws of the State of Delaware upon a Delaware statutory trust formed pursuant to the Delaware Act.

Appendix D-5

Article III

Shares and Shareholders

Section 1. Division of Beneficial Interest. The beneficial interest in the Trust shall be divided into Shares. The Trust and any Series may have no Classes, may consist of one Class or may be divided into two or more Classes. The number of Shares of the Trust and each Series and Class authorized hereunder is unlimited. The Trust is authorized to issue an unlimited number of Shares, and upon the establishment of any Series or Class as provided herein, the Trust shall be authorized to issue an unlimited number of Shares of each such Series and Class, unless otherwise determined, and subject to any conditions set forth, by the Trustees. Subject to the further provisions of this Article III and any applicable requirements of the Investment Company Act, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any Series or Class, (i) to divide the beneficial interest in each Series or Class into Shares, with or without par value as the Trustees shall determine (provided that unless the Trustees shall otherwise determine, all Shares shall have a par value of $0.001), (ii) to issue Shares without limitation as to number (including fractional Shares and Shares held in the treasury), to such Persons and for such amount and type of consideration, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, (iii) to establish and designate and to change in any manner any Series or Class and to fix such preferences, voting powers, rights, duties and privileges and business purpose of each Series or Class as the Trustees may from time to time determine, which preferences, voting powers, rights, duties and privileges may be senior or subordinate to (or in the case of business purpose, different from) any existing Series or Class thereof and may be limited to specified property or obligations of the Trust or profits and losses associated with specified property or obligations of the Trust, (iv) to divide or combine the Shares of the Trust or any Series or Class into a greater or lesser number without thereby materially changing the proportionate beneficial interest of the Shares of the Trust or such Series or Class in the assets held with respect to the Trust or such Series or Class, (v) to classify or reclassify any Shares of the Trust or any Series or Class into Shares of one or more Series or Classes (whether the Shares to be classified or reclassified are issued and outstanding or unissued and whether such Shares constitute part or all of the Shares of the Trust or such Series or Class) and (vi) to take such other action with respect to the Shares of the Trust or any Series or Class as the Trustees may deem desirable.

Subject to the provisions of Section 5 of this Article III, each Share shall have voting rights as provided in Article V hereof, and holders of the Shares of any Series shall be entitled to receive dividends and distributions when, if and as declared with respect thereto in the manner provided in Article VI, Section 1 hereof. No Shares shall have any priority or preference over any other Share of the same Series and Class with respect to dividends or distributions upon termination of the Trust or of such Series or such Class made pursuant to Article VIII, Section 2 hereof. All dividends and distributions shall be made ratably among all Shareholders of a particular Class of a particular Series and, if no Classes, of a particular Series from the assets held with respect to such Series according to the number of Shares of such Class of such Series or of such Series held of record by such Shareholders on the record date for any dividend or distribution or on the date of termination, as the case may be. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or any Series, except as the Trustees in their sole discretion shall authorize, although the Trustees may provide, from time to time, for the automatic conversion of one Class of Shares of a Series into another Class of Shares of the same Series upon the occurrence of certain specific events (whether the Shares to be converted are issued and outstanding or unissued and whether such Shares constitute part or all of the Shares of the Trust or such Series or Class). The Trustees may from time to time divide or combine the Shares of any particular Series or Class into a greater or lesser number of Shares of that Series or Class without thereby changing the proportionate beneficial interest of the Shares of that Series or Class in the assets held with respect to that Series.

Appendix D-6

Section 2. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series or Class of each Series. No certificates certifying the ownership of Shares shall be issued except as the Board of Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the transfer of Shares of each Series or Class of each Series and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series or Class of each Series and as to the number of Shares of each Series or Class held from time to time by each.

Section 3. Investments in the Trust and Issuance of Shares. Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Trustees from time to time may authorize. Shares may be issued from time to time to such Persons (including, without limitation, any Trustee, officer, or agent of the Trust or any Person in which a Trustee, officer or agent of the Trust has an interest) either for cash or for such other consideration (which may be in any one or more instances a certain specified consideration or certain specified considerations) and on such terms as the Trustees, from time to time, may deem advisable, and the Trust may, in connection with an issuance of Shares, acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities), and all Shares so issued hereunder, including without limitation Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable. The Trust shall have the right to refuse to issue Shares to any Person at any time and for any reason or for no reason whatsoever.

Section 4. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust and the By-Laws. Every Shareholder, by virtue of having become a Shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration of Trust and any other governing instrument and shall be bound thereby. The death of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of said deceased Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. For the avoidance of doubt, Shareholders shall have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or any Series thereof with any service provider or other agent to or contractor with the Trust or a Series thereof, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any such contract or agreement. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, redemption fees, account fees or any other fees or charges not prohibited as charges to Shareholders under applicable federal law shall not be deemed to be an assessment for the purposes of this Declaration.

Section 5. Establishment and Designation of Series and Classes. Any Series or Class of Shares may be established by the adoption by the Trustees of a resolution that sets forth the designation of, or otherwise identifies, such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth the designation of, or otherwise identifies, such Series or Class including any registration statement, any amendment and/or restatement of this Declaration of Trust or as otherwise provided in such resolution. Additions or modifications to a designation, including, without limitation any termination of an existing Series or Class, shall be made in the same manner as is permitted for the establishment and designation of such Series or Class.

Appendix D-7

The relative rights, preferences, privileges, limitations, restrictions, voting rights and other relative terms of any Series or Class shall be established and designated by the Trustees, and may be modified by the Trustees from time to time, upon and subject to the following provisions:

(a)       Assets Held with Respect to a Particular Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, subject only to the rights of creditors respecting such Series, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as “assets held with respect to” that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as assets held with respect to any particular Series (collectively “General Assets”), the Trustees shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Asset so allocated to a particular Series shall be held with respect to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders and creditors of all Series for all purposes.

(b)       Liabilities Held with Respect to a Particular Series or Class. The assets of the Trust held with respect to each particular Series shall be charged with the liabilities of the Trust held with respect to that Series and all expenses, costs, charges and reserves attributable to that Series. Specific Classes within each Series shall be charged with the liabilities, expenses, costs, charges and reserves attributable to that Class. Any general liabilities of the Trust which are not readily identifiable as being held with respect to any particular Series, or within a Series, to any particular Class shall be allocated and charged by the Trustees to and among any one or more of the Series or Classes in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges, and reserves so charged to a Series or Class are herein referred to as “liabilities held with respect to” that Series or Class. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders and creditors of all Series and Classes for all purposes.

(c)       Limitation on Inter-Series Liabilities. Without limitation of the foregoing provisions of this Section 5 of Article III, but subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets belonging to such Series only, and not against the assets of the Trust generally or any other Series. Notice of this limitation on inter-Series liabilities shall be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Act relating to limitations on inter-Series liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. All Persons who have extended credit which has been allocated to a particular Series, or who have a claim or contract which has been allocated to any particular Series, shall look, and shall be required by contract to look exclusively, to the assets of that particular Series for payment of such credit, claim, or contract. In the absence of an express contractual agreement so limiting the claims of such creditors, claimants and contract providers, each creditor, claimant and contract provider will be deemed nevertheless to have impliedly agreed to such limitation unless an express provision to the contrary has been incorporated in the written contract or other document establishing the claimant relationship.

Appendix D-8

(d)       Dividends, Distributions, Redemptions and Repurchases. Notwithstanding any other provisions of this Declaration of Trust, including, without limitation, Article VI, no dividend or distribution including, without limitation, any distribution paid upon termination of the Trust or of any Series or Class with respect to, nor any redemption or repurchase of, the Shares of any Series or Class shall be effected by the Trust other than from the assets held with respect to such Series, nor, except as specifically provided in Section 6 of this Article III, shall any Shareholder of any particular Series or Class within such Series otherwise have any right or claim against the assets held with respect to any other Series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Trustees shall have full discretion, to the extent not inconsistent with the Investment Company Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

(e)       Equality. All the Shares of each particular Series shall represent an equal proportionate interest in the assets held with respect to that Series (subject to the liabilities held with respect to particular Classes within that Series and such rights and preferences as may have been established and designated with respect to Classes of Shares within such Series), and, except for rights and preferences among Classes, each Share of any particular Series shall be equal to each other Share of that Series.

(f)       Fractions. Any fractional Share of a Series or Class shall carry proportionately all the rights and obligations of a whole share of that Series, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust.

(g)       Exchange Privilege. The Trustees shall have the authority to provide from time to time that the holders of Shares of any Series and Class shall have the right to exchange said Shares for Shares of Classes of one or more other Series or Classes of the same Series in accordance with such requirements and procedures as may be established by the Trustees, and to change from time to time any such right to exchange and such requirements and procedures.

(h)       Combination of Series and Classes. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class unless otherwise required by applicable federal law, to combine the assets and liabilities held with respect to any two or more Series or Classes into assets and liabilities held with respect to a single Series or Class.

(i)       Elimination of Series or Classes. At any time that there are no Shares outstanding of any particular Series or Class previously established, the Trustees may abolish that Series or Class and rescind the establishment thereof.

(j)       Division of Series or Classes. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class unless otherwise required by applicable federal law, to divide the assets and liabilities held with respect to any Series or Class into assets and liabilities held with respect to an additional one or more Series or Classes and in connection therewith to cause some or all of the Shareholders of such Series or Class to be admitted as Shareholders of such additional one or more Series or Classes.

Section 6. No Personal Liability of and Indemnification of Shareholders. No personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series or Class shall attach to any Shareholder or former Shareholder of the Trust, solely by reason of him or her being or having been a Shareholder. In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust or, if the Trust has more than one Series, the applicable Series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder’s ownership of any Shares or for losses suffered by reason of any changes in value of any Trust assets. The Trust shall, upon request by the Shareholder or former Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

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Section 7. Access to Trust Records. Except as otherwise required by federal law, no Shareholder shall have any rights to inspect any records, documents, accounts and books of the Trust, except as may be granted from time to time by the Trustees.

Section 8. Disclosure of Shareholder Holdings. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code; to comply with the requirements of any other law or regulation; or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by applicable federal law or as the Trustees may otherwise decide.

Section 9. Communications with Shareholders. Any notices, reports, statements, or communications with Shareholders of any kind required under this Declaration, including any such communications with Shareholders or their counsel or other representatives required under Section 8 of Article VII, or otherwise made by the Trust or its agents on behalf of the Trust shall be governed by the provisions pertaining thereto in the By-Laws.

Section 10. Constant Net Asset Value. Notwithstanding anything in this Declaration of Trust to the contrary, and without limiting any grant of power or authority of the Trustees in this Declaration of Trust (including, without limitation, the power and authority of the Trustees to combine the Shares of any Series or Class into a lesser number without thereby changing the proportionate beneficial interests in the Series or Class granted in Section 1 of this Article III), with respect to any Series that holds itself out as a money market or stable value fund, the Trustees shall have the power and authority to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the Investment Company Act, so as to maintain the net asset value per share of such Series at a constant amount determined by the Trustees from time to time. Nothing permitted by this Section 10 of Article III shall be deemed to be an assessment on Shareholders for the purposes of this Declaration of Trust.

Article IV

The Board of Trustees

Section 1. Management of the Trust. The business and affairs of the Trust shall be managed under the direction of the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility, including, without limitation, those powers described in Section 6 of this Article IV.

Section 2. Qualification and Number. Each Trustee shall be a natural person. A Trustee need not be a citizen of the United States or a resident of the State of Delaware. By a two-thirds (2/3) vote or consent of the Trustees as may then be in office, the Trustees may from time to time establish the number of Trustees. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to Section 4 of this Article IV.

Appendix D-10

Section 3. Term and Election. Except as provided in Section 4 of this Article IV, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee hereunder. Any Trustee vacancy may be filled by the affirmative vote or consent of a majority of the Trustees then in office, except as prohibited by the Investment Company Act, or, if for any reason there are no Trustees then in office, vacancies may be filled by the officers of the Trust elected pursuant to Section 7 of this Article IV, or may be filled in any other manner permitted by the Investment Company Act.

Section 4. Resignation, Retirement and Removal. Any Trustee may resign or retire as a Trustee by an instrument in writing signed by him and delivered or mailed to the Chair, if any, the President or the Secretary, and such resignation or retirement shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee who has attained a mandatory retirement age or term limit established pursuant to, or who is otherwise required to retire in accordance with, any written policy adopted from time to time by at least two-thirds (2/3) of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy, which policy may provide for the extension of such term by the remaining Trustees; and any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees or declared incompetent by a court of appropriate jurisdiction, may be retired by written instrument signed by a majority of the other Trustees. Except as aforesaid, any Trustee may be removed from office with or without cause only (i) by action of at least two-thirds (2/3) of the voting power of the Outstanding Shares, or (ii) by the action of at least two-thirds (2/3) of the remaining Trustees, specifying the date when such removal shall become effective. Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning, retiring or removed Trustee shall have any right to any compensation for any period following his resignation, retirement or removal, or any right to damages on account of such resignation, retirement or removal.

Section 5. Vacancies. The death, resignation, retirement, removal, or incapacity of one or more of the Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as fixed is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

Section 6. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust but with full powers of delegation, except as may otherwise be expressly prohibited by applicable federal law. The Trustees shall have the power to direct the business and affairs of the Trust and carry on the Trust’s operations and maintain offices both within and outside the State of Delaware, and to do or authorize all such other things and execute or authorize the execution of all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust. With respect to any power or authority of the Trustees hereunder, whether stated or implied, the Trustees shall have all further powers and authority as may be necessary, incidental, relative, conductive, appropriate or desirable for the accomplishment, carrying out or attainment of any action authorized by the Trustees. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Without limiting the foregoing, the Trustees shall have power and authority to operate and carry on the business of an investment company and the Trustees shall exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a statutory trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers. Such powers of the Trustees may be exercised without order of or resort to any court. Whenever in this Declaration the Trustees are given authority to act on behalf of the Trust or to direct, authorize or cause the Trust to take any action, such power and authority shall apply, mutatis mutandis, to any action of the Trust on behalf of any Series or Class.

Appendix D-11

Section 7. Certain Specific Powers. The Trustees shall have the power and authority on behalf of the Trust to:

(a)       adopt By Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them;

(b)       fill vacancies in or remove from their number, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and establish and terminate one or more committees consisting of one or more Trustees, which may exercise the powers and authority of the Board of Trustees to the extent that the Trustees determine;

(c)       employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians, all in accordance with applicable federal law;

(d)       retain an administrator, a sub-administrator, an investment adviser and one or more investment sub-advisers for each Series of Shares;

(e)       retain a transfer agent or a shareholder servicing agent, or both;

(f)       provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters or otherwise;

(g)       redeem, repurchase and transfer Shares pursuant to applicable federal law;

(h)       set record dates for the determination of Shareholders with respect to various matters;

(i)       declare and pay dividends and distributions to Shareholders of each Series from the assets of such Series; and

(j)       in general, delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian, transfer or shareholder servicing agent, or Principal Underwriter.

The Trustees have the power to construe and interpret this Declaration of Trust and to act upon any such construction or interpretation. Any construction or interpretation of this Declaration of Trust by the Trustees and any action taken pursuant thereto and any determination as to what is in the interests of the Trust and the Shareholders made by the Trustees in good faith shall, in each case, be conclusive and binding on all Shareholders and all other Persons for all purposes. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Unless otherwise specified in the Trust’s governing instrument or required by law, any action by the Board of Trustees shall be deemed effective if approved or taken by a majority of the Trustees then in office.

Without limiting the foregoing, the Trustees shall have power and authority to authorize the Trust (which authorization may be on a continuing basis):

Appendix D-12

(i)       To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of any property, tangible or intangible, including securities of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers’ acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in “when issued” contracts for any such securities, to change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments; to enter into contracts of any kind and description, including swaps and other types of derivative contracts; and to purchase, sell and hold currencies and enter into contracts for the future purchase or sale of currencies, including but not limited to forward foreign currency exchange contracts

(ii)       To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series;

(iii)       To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(iv)       To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(v)       To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

(vi)       To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(vii)       To join with other security holders in acting through a committee, depositary, voting trust or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trust, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trust as the Trustees shall deem proper;

(viii)       To bring, compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(ix)       To enter into joint ventures, general or limited partnerships and any other combinations or associations;

Appendix D-13

(x)       To borrow funds or other property in the name of the Trust exclusively for Trust purposes;

(xi)       To secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any portion of the Trust Property;

(xii)       To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

(xiii)       To purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the Trust’s business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, investment adviser, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability;

(xiv)       To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust; and

(xv)       To collect, sue for and receive all sums of money coming due to the Trust, to employ counsel, and to commence, engage in, prosecute, intervene in, join, defend, compound, compromise, adjust or abandon, in arbitration or otherwise, in the name of the Trust, any and all actions, suits, proceedings, disputes, claims, controversies, demands or other litigation or legal proceedings relating to the Trust, the business of the Trust, the Trust Property, or the Trustees, officers, employees, agents and other independent contractors of the Trust, in their capacity as such, at law or in equity, or before any other bodies or tribunals, and to compromise, arbitrate or otherwise adjust any dispute to which the Trust may be a party, whether or not any suit is commenced or any claim shall have been made or asserted; and out of the assets of the Trust or the applicable Series or Class thereof to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation; and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by any Person, including a Shareholder in its own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust.

The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing in no way to limit the Trustees’ powers and authority.

Appendix D-14

Section 8. Payment of Expenses by the Trust. The Trustees are authorized to cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, investment adviser or manager, principal underwriter, auditors, counsel, custodian, transfer agent, Shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

Section 9. Ownership of Assets of the Trust. The ownership and title of the Trust Property of every description shall at all times be considered as vested in the Trust, except that the Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of any other Person, as nominee or otherwise, including, without limitation any custodian of the Trust or other financial intermediary holding Trust Property on behalf of the Trust on such terms as the Trustees may determine.

Section 10. Service Contracts. The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management, administrative and/or any other services for the Trust or for any Series with any corporation, trust, association or other organization; and any such contract may contain such other terms as the Trustees may determine, including, without limitation, authority for the Investment Adviser, investment sub-adviser or administrator to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments, or such other activities as may specifically be delegated to such party.

(a)       The Trustees may also, at any time and from time to time, contract with any corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or Principal Underwriter for the Shares of one or more of the Series or Classes or other securities to be issued by the Trust. The Trustees are also empowered, at any time and from time to time, to contract with any corporations, trusts, associations or other organizations, appointing it or them the custodian, transfer agent and/or shareholder servicing agent for the Trust or one or more of its Series.

(b)       The Trustees are further empowered, at any time and from time to time, to contract with any entity to provide such other services to the Trust or one or more of the Series or Classes, as the Trustees determine to be in the best interests of the Trust and the applicable Series or Class.

(c)       The fact that:

(i)       any of the Shareholders, Trustees, or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, investment adviser, manager, principal underwriter, distributor, or affiliate or agent of or for any corporation, trust, association, or other organization, or for any parent or affiliate of any organization with which an advisory, management or administration contract, or principal underwriter’s or distributor’s contract, or transfer, shareholder servicing or other type of service contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or

(ii)       any corporation, trust, association or other organization with which an advisory, management or administration contract or principal underwriter’s or distributor’s contract, or transfer, shareholder servicing or other type of service contract may have been or may hereafter be made also has an advisory, management or administration contract, or principal underwriter’s or distributor’s contract, or transfer, shareholder servicing or other service contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests,

Appendix D-15

shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided approval of each such contract is made pursuant to the requirements of the Investment Company Act.

Article V

Shareholders’ Voting Powers and Meetings

Section 1. Voting Powers.

(a)       Shareholders shall not have the power to vote on any matter except: (i) for the election or removal of Trustees to the extent and as provided in Article IV hereof; and (ii) with respect to such additional matters relating to the Trust as may be required by the Investment Company Act or as the Trustees may consider and determine necessary or desirable. For the avoidance of doubt, except as set forth specifically in this Declaration, any action that may be taken by the Trustees may be taken by them in their sole discretion and without the vote or consent of Shareholders.

(b)       Each whole Share (or fractional Share) outstanding on the record date established in accordance with the By-Laws shall entitle the holder thereof to a number of votes as to any matter on which the Shareholder is entitled to vote equal to the net asset value of the Share (or fractional Share) in United States dollars determined at the close of business on the record date. There shall be no cumulative voting in the election of Trustees or on any other matter submitted to a vote of the Shareholders. Shares may be voted in person or by proxy. Until Shares of the Trust or any Series or Class are issued, the Trustees may exercise all rights of Shareholders of the Trust or such Series or Class and may take any action required or permitted by law, this Declaration or the By-Laws of the Trust to be taken by Shareholders of the Trust, such Series or Class.

(c)       On any matter submitted to a vote of the Shareholders of the Trust, all Shares of all Series and Classes then entitled to vote shall be voted together, except that (i) when required by the Investment Company Act to be voted by individual Series or Class, Shares shall be voted by individual Series or Class, and (ii) when the Trustees have determined that the matter affects only the interests of Shareholders of one or more Series or Classes, only Shareholders of such one or more Series or Classes shall be entitled to vote thereon.

Section 2. Meetings. Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called by the Trustees for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. The Trustees may set in the By-Laws provisions relating to the calling and holding of meetings (including the holding of meetings by remote communication or other similar means), notice of meetings, record dates, place of meetings, conduct of meetings, voting by proxy, postponement, adjournment or cancellation of meetings and related matters.

Section 3. Quorum and Required Vote.

(a)       The Trustees shall set forth in the By-Laws the quorum required for the transaction of business by the Shareholders at a meeting, which quorum shall in no event be less than Shares representing thirty percent (30%) of the voting power of the Shares entitled to vote at such meeting. If a quorum is present when a duly called and held meeting is convened, the Shareholders present may continue to transact business until adjournment, even though the withdrawal of a number of Shareholders originally present leaves less than the proportion or number otherwise required for a quorum.

(b)       The Shareholders shall take action by the affirmative vote of the holders of Shares representing a majority, except in the case of the election of Trustees which shall only require a plurality, of votes cast at a meeting of Shareholders at which a quorum is present, except as may be otherwise required by applicable federal law or any provision of this Declaration or the By-Laws.

Appendix D-16

Section 4. Action by Written Consent. Any action required or permitted to be taken at a meeting of the Shareholders may be taken if so directed by the Trustees, without a meeting by written action executed by Shareholders, as of a record date specified in accordance with the By-Laws, holding not less than the minimum voting power that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders, and shall be effective when it has been executed by the requisite number of Shareholders and delivered to the Secretary of the Trust, unless a different effective time is provided in the written action.

Section 5. Additional Provisions. The By Laws may include further provisions for Shareholders’ votes and meetings and related matters.

Article VI

Net Asset Value, Distributions and Redemptions

Section 1. Determination of Net Asset Value and Distributions. The Trustees may from time to time prescribe such bases and times for determining the per Share net asset value of the Shares of any Series or Class thereof and may prescribe or approve the procedures and methods for determining the value of portfolio assets as they may deem necessary or desirable. The Trustees may from time to time declare and authorize the payment of, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time or frequency, which may be monthly or otherwise, for the declaration and payment of, such dividends and distributions on Shares of a particular Series as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. All dividends and distributions on Shares of a particular Series shall be distributed only from the Assets belonging to that Series, and shall be distributed pro rata to the Shareholders of that Series in proportion to the number of Shares of that Series held by such Shareholders at the date and time of record for the payment of such dividends or distributions, subject to any variations with respect to Classes of Shares of such Series, if any, and in a manner consistent with the Investment Company Act and the Code. Such distributions may be paid in cash and/or in securities or other property, and the composition of any such distribution shall be determined by the Trustees and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

Section 2. Redemptions and Repurchases. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, less such fees and/or charges, if any, as may be established by the Trustees from time to time. Payment for said Shares shall be made by the Trust to the Shareholder within such time period after the date on which the request is made in proper form as may be required by applicable federal law or regulation. Payment of the redemption price of Shares of any Series or Class shall be made in cash or in property or any combination thereof, out of the Assets belonging to such Series, and the composition of any such payment may be different among Shareholders (including differences among Shareholders in the same Series or Class), at such time and in the manner as may be specified from time to time in the applicable Prospectus. In no case shall the Trust be liable for any delay of any other Person in transferring securities or property selected for delivery as all or part of any payment in kind.

Appendix D-17

Section 3. Redemptions at the Option of the Trust; Small Accounts. (a) Subject to the provisions of the Investment Company Act, the Trust may redeem some or all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason and under terms set by the Trustees, including by way of illustration, for the following reasons: (i) if at such time such Shareholder owns Shares of any Series having an aggregate net asset value of less than an amount determined from time to time by the Trustees, which minimum investment amount may differ within and among any Series or Classes; (ii) to the extent that such Shareholder owns Shares of a particular Series equal to or in excess of a percentage of the Outstanding Shares of that Series determined from time to time by the Trustees; (iii) to the extent that such Shareholder owns Shares equal to or in excess of a percentage, determined from time to time by the Trustees, of the Outstanding Shares of the Trust or of any Series; (iv) the determination that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Code; (v) the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder’s identity; (vi) the failure of a Shareholder to pay when due for the purchase of Shares issued to such Shareholder; (vii) the failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Class or Series of Shares; (viii) the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees in accordance with Section 3(b) of this Article VI; (ix) the determination that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class; (x) the failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 8 of Article III hereof; (xi) in connection with the termination of any Series or Class of Shares; or (xii) when the Trust is requested or compelled to do so by governmental authority or applicable federal law. Subject to applicable federal law, and except as otherwise determined by the Trustees, upon redemption, Shares shall no longer be deemed outstanding or carry any voting rights irrespective of whether a record date for any matter on which such Shares were entitled to vote had been set on a date prior to the date on which such Shares were redeemed. In making a determination as to whether redeemed Shares shall be deemed outstanding and carry any voting rights with respect to any matter on which such Shares were entitled to vote prior to redemption, subject to applicable federal law, the Trustees may, among other things, determine that Shares redeemed either before or after a date specified by the Trustees between the record date for such matter and the meeting date for such matter shall be deemed outstanding and retain voting rights, which determination may be made for any reason including that it would not be reasonably practicable to obtain a quorum if all of the Shares redeemed after the record date for such matter and before the voting date no longer were deemed outstanding and carried any voting rights.

(b)       The Trustees may impose account fees (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee) on those accounts the net asset value of which for any reason falls below the established minimum investment amounts, or may authorize the Trust to convert any such Shares in such account to Shares of another Class or Series, or take any other such action with respect to minimum investment amounts as may be deemed necessary or appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

Article VII

Compensation and Limitation of Liability

Section 1. Compensation. The Trustees as such shall be entitled to such compensation from the Trust as deemed reasonable by, and fixed by the Trustees, and to reimburse themselves from the funds of the Trust for their expenses and disbursements.

Section 2. Limitation of Liability of Trustees and Others.

(a)       Extent of Duties. No Trustee, officer, or employee of the Trust shall owe any duty, or have any related liability, to any Person whatsoever (including without limitation any Shareholder) other than to the Trust or any Series, and this Declaration of Trust eliminates any such duty arising at law (common or statutory) or in equity and any related liability, to the extent that such duty or liability may be so eliminated.

Appendix D-18

(b)       No Liability to Third Parties. No person who is or has been a Trustee, officer, or employee of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or any Series, in connection with the affairs of the Trust; and all Persons shall look solely to the Trust Property or Property of a Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Series.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Shareholders shall be personally liable thereon.

All Persons extending credit to, contracting with or having any claim against the Trust or a Series shall look only to the assets of the Trust Property or the Trust Property of such Series for payment under such credit, contract or claim; and neither the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

(c)       Limitation of Liability to Trust and Series. No person who is or has been a Trustee, officer or employee of the Trust shall be liable to the Trust or to any Series for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

(d)       No Liability for Acts of Others. Without limiting the foregoing limitations of liability contained in this Section 2 of Article VII, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 3. Indemnification and Advancement of Expenses.

(a)       Subject to the exceptions and limitations contained in this Section 3 of Article VII, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Appendix D-19

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 3 of Article VII shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 3 of Article VII.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 3 of Article VII, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Section 4. Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with a merger or consolidation pursuant to Section 3 of Article VIII or a reorganization pursuant to Section 3 of Article VIII, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article VII.

Section 5. Amendments and Modifications. Without limiting the provisions of Section 7 of Article VIII, in no event will any amendment, modification or change to the provisions of this Declaration or the By-Laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 3 of this Article VII in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-Laws.

Section 6. Expert Advice, No Bond or Surety. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent registered public accounting firm and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of any other party to any contract entered into hereunder. The appointment, designation or identification (including in any proxy or registration statement or other document) of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or as having experience, attributes or skills in any area, or any other appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee’s rights or entitlement to indemnification or advancement of expenses. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Appendix D-20

Section 7. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

Section 8. Derivative and Direct Actions.

(a)       The purpose of this Section 8 of Article VII is to adopt additional standards and restrictions to protect the interests of the Trust and its Shareholders by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Trust and its Shareholders as a result of spurious shareholder claims, demands and derivative actions.

(b)       To the fullest extent permitted by law, no Shareholder may bring a derivative or similar action or proceeding in the right of the Trust or any Series to recover a judgment in its favor (a “derivative action”) unless each of the following conditions is met:

(i)       Each Complaining Shareholder was a Shareholder of (A) the Series on behalf of or in the right of which the action is proposed to be brought and (B) a Class of the Series affected by the action or failure to act complained of, to the extent that fewer than all Classes were affected (the “affected Series or Class”), at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time;

(ii)       Each Complaining Shareholder was a Shareholder of the affected Series or Class at the time the demand required by subparagraph (iii) below was made;

(iii)       Prior to the commencement of such derivative action, the Complaining Shareholders have made a written demand on the Trustees requesting that the Trustees cause the Trust to file the action itself on behalf of the affected Series or Class (a “demand”), which demand (A) shall be executed by or on behalf of no less than three Complaining Shareholders, each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other Complaining Shareholder executing such written demand and (B) shall include at least the following:

(1)       a detailed description of the action or failure to act complained of, the facts upon which each such allegation is made and the reasonably estimated damages or other relief sought;

(2)       a statement to the effect that the Complaining Shareholders believe in good faith that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the right of the affected Series or Class and an explanation of why the Complaining Shareholders believe that to be the case;

(3)       a certification that the requirements of subparagraphs (i) and (ii) of this paragraph (b) have been met, as well as information reasonably designed to allow the Trustees to verify that certification;

(4)       a list of all other derivative or class actions in which any of the Complaining Shareholders is or was a named plaintiff, the court in which such action was filed, the date of filing, the name of all counsel to any plaintiffs and the outcome or current status of such actions;

Appendix D-21

(5)       a certification of the number of Shares of the affected Series or Class owned beneficially or of record by each Complaining Shareholder at the time set forth in subparagraphs (i), (ii) and (iii) of this paragraph (b) and an undertaking that each Complaining Shareholder will be a Shareholder of the affected Series or Class as of the commencement of and throughout the derivative action and will notify the Trust in writing of any sale, transfer or other disposition by any of the Complaining Shareholders of any such Shares within three business days thereof; and

(6)       an acknowledgment of the provisions of paragraphs (f), (g) and (i) of this Section 8 of Article VII below;

(iv)       Shareholders owning Shares representing at least ten percent (10%) of the voting power of the affected Series or Class must join in initiating the derivative action; and

(v)       A copy of the proposed derivative complaint must be served on the Trust, assuming the requirements of subparagraphs (i) through (iv) above have already been met and the derivative action has not been barred in accordance with paragraph (d) below.

(c)       Within 90 calendar days of the receipt of a Shareholder demand submitted in accordance with the requirements above, those Trustees who are independent for purposes of considering the demand or a committee comprised of some or all of such Trustees (the “independent Trustees”) will consider, with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust. If, during this 90-day period, those independent Trustees conclude that a determination as to the maintenance of a suit cannot reasonably be made within the 90-day period, those independent Trustees may extend the 90-day period by a period of time that the independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 60 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the “review period”). Notice of any such decision to extend the review period shall be sent in accordance with the provisions of Section 9 of Article III hereof to the Complaining Shareholders, or, the Shareholders’ counsel if represented by counsel, in writing within five business days of any decision to extend the period. Trustees who are not deemed to be Interested Persons of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a derivative action. A Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent solely by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a potential defendant or witness, or (iv) the fact that the Trustee approved the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a Shareholder, no material personal benefit that is not shared pro rata with other Shareholders.

(d)       If the demand has been properly made under paragraph (b) of this Section 8 of Article VII, and a majority of the independent Trustees have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of the Trust, the demand shall be rejected and the Complaining Shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. If upon such consideration a majority of the independent Trustees determine that such a suit should be maintained, then the appropriate officers of the Trust shall cause the Trust to commence that suit and such suit shall proceed directly rather than derivatively or permit the Complaining Shareholders to proceed derivatively, provided however that any counsel representing the interests of the Trust shall be approved by the Trustees. The Trustees, or the appropriate officers of the Trust, shall inform the Complaining Shareholders of any decision reached under this paragraph (d) by sending in accordance with the provisions of Section 9 of Article III hereof written notice to each Complaining Shareholder, or the Shareholder’s counsel, if represented by counsel, within five business days of such decision having been reached.

Appendix D-22

(e)       If notice of a decision has not been sent to the Complaining Shareholders or the Shareholders’ counsel within the time permitted by paragraph (c) above, and subparagraphs (i) through (v) of paragraph (b) above have been complied with, the Complaining Shareholders shall not be barred by this Declaration from commencing a derivative action.

(f)       Each Complaining Shareholder whose demand is rejected pursuant to paragraph (d) above shall be responsible, jointly and severally with any and all other Complaining Shareholders, for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose.

(g)       The Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a Shareholder bringing a derivative or direct action in any circumstances only if required by law, and any such attorneys’ fees the Trust is obligated to pay shall be calculated using reasonable hourly rates. The Trust shall not be responsible for payment of any attorneys’ fees incurred in connection with a Shareholder’s prosecution of any action that are calculated on the basis of a contingency agreement or a percentage of recovery.

(h)       No Shareholder may bring a direct action claiming injury as a Shareholder of the Trust, or any Series or Class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a Series or Class, unless the Shareholder has suffered an injury distinct from that suffered by the Shareholders of the Trust, or the Series or Class, generally. Without limiting the generality of the foregoing, claims to vindicate a Shareholder’s contractual voting rights constitute direct claims only when the alleged injury to the Shareholder relating to the claim about his, her, or its voting rights is distinct from injury alleged to be suffered by the Shareholders of the Trust, or the Series or Class, generally. A Shareholder bringing a direct claim must be a Shareholder of the Series or Class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the Shares afterwards by operation of law from a person who was a Shareholder at that time.

(i)       Each Shareholder who commences or maintains a derivative or direct action in violation of this Section 8 of Article VII shall, jointly and severally, reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with this Section 8 of Article VII. If a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action shall be borne, jointly and severally, by each Shareholder who commenced the action.

Article VIII

Miscellaneous

Section 1. Liability of Third Persons Dealing with Trustees. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 2. Termination of Trust, Series or Class. (a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust or any Series of the Trust may be dissolved and any Class of the Trust may be terminated at any time by the Trustees. Any action to dissolve the Trust shall be deemed to also be an action to dissolve each Series, and to terminate each Class.

Appendix D-23

(b)       Upon dissolution of the Trust (or any Series, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities held, severally, with respect to each Series and Class (or the applicable Series or Class, as the case may be), as provided in Section 3808 of the Delaware Act, whether due or accrued or anticipated, which may include the establishment of a liquidating trust or similar vehicle, the Trust shall in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets held, severally, with respect to each Series and Class (or the applicable Series or Class, as the case may be), to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds held with respect to each Series and Class (or the applicable Series or Class, as the case may be), to the Shareholders of that Series or Class, as a Series or Class, ratably according to the number of Shares of that Series or Class held by the several Shareholders on the date of distribution.

(c)       Following completion of winding up of the business of the Trust, the Trustees shall direct that a Certificate of Cancellation of the Certificate of Trust be executed and filed with the Secretary of State of the State of Delaware in accordance with Section 3811, which Certificate of Cancellation may be signed by any one Trustee. If there is no remaining Trustee at such time, any remaining officer of the Trust may execute and file such Certificate of Cancellation to the extent permitted by the Delaware Act.

Section 3. Merger and Consolidation; Sale of Assets; Reorganization.

(a)       Notwithstanding anything else herein, the Trustees may, in their sole discretion and without Shareholder approval unless such approval is required by the Investment Company Act, (i) cause the Trust to convert or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law) (including trusts, partnerships, limited liability companies, associations, corporations or other business entities created by the Trustees to accomplish such conversion, merger, reorganization or consolidation) so long as the surviving or resulting entity is an open-end management investment company under the Investment Company Act, or is a series thereof, to the extent permitted by law, and that, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such conversion, merger, reorganization or consolidation, may (but need not) succeed to or assume the Trust’s registration under the Investment Company Act and that, in any case, is formed, organized or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the Trust or any Series or Class to another Series or Class of the Trust or to another trust, partnership, limited liability company, association, corporation or other business entity (or a series of any of the foregoing to the extent permitted by law) (including a trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance), organized under the laws of the United States or of any state, commonwealth, possession or colony of the United States so long as such trust, partnership, limited liability company, association, corporation or other business entity is an open-end management investment company under the Investment Company Act and, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance, may (but need not) succeed to or assume the Trust’s registration under the Investment Company Act, for adequate consideration as determined by the Trustees that may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the Trust or any affected Series or Class, and that may include Shares of such other Series or Class of the Trust or shares of beneficial interest, stock or other ownership interest of such trust, partnership, limited liability company, association, corporation or other business entity (or series thereof) or (v) at any time sell or convert into money all or any part of the assets of the Trust or any Series or Class. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchase exchange offers, or any other method approved by the Trustees. Any certificate of merger, certificate of conversion or other applicable certificate may be signed by any one (1) Trustee and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

Appendix D-24

(b)       Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 3 of Article VIII may effect any amendment to this Declaration of Trust or effect the adoption of a new governing instrument of the Trust if the Trust is the surviving or resulting entity in the merger or consolidation.

(c)       Notwithstanding anything else herein, the Trustees may, in their sole discretion and without Shareholder approval unless such approval is required by the Investment Company Act, invest all or a portion of the Trust Property or the Trust Property of any Series, or dispose of all or a portion of the Trust Property or the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the Investment Company Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or any other state or jurisdiction) (or subtrust thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the Investment Company Act, cause the Trust or any Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause the Trust or such Series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

Section 4. [RESERVED]

Section 5. Conversion. The Trustees may authorize the creation of one or more statutory trusts to which all or any part of the assets, liabilities, profits, or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares of the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series or classes thereof.

Section 6. Combination of Classes. The authority of the Trustees under this Article VIII with respect to the merger, consolidation, sale of assets or reorganization of any Series of the Trust or any Class thereof is in addition to the authority of the Trustees under Section 5 of Article III hereof to combine two or more Classes of a Series into a single Class.

Section 7. Amendments. (a) The Trustees may by vote of a majority of the Trustees then in office amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration, provided, however, that an amendment to any provision of Article IV hereof shall require the vote of two-thirds (2/3) of the Trustees then in office. Any officer of the Trust is authorized from time to time to restate this Declaration of Trust into a single instrument to reflect all amendments hereto made in accordance with the terms hereof.

(b)       Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of any Person who is or has been a Shareholder, Trustee, officer, or employee of the Trust, or limit the rights to indemnification or insurance provided in Article VII with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment.

(c)       The Trust’s Certificate of Trust may be amended at any time for any purpose as the Trustees may determine and such amendment shall be signed by one or more of the Trustees or by an officer of the Trust as duly authorized by vote of a majority of the Trustees then in office.

Section 8. Filing of Copies, References, Headings. The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restatements and/or amendments. In this instrument and in any such restatements and/or amendment, references to this instrument, and all expressions like “herein,” “hereof,” and “hereunder,” shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Appendix D-25

Section 9. Applicable Law; Forum Selection; Jury Waiver. (a) This Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the State of Delaware and the Delaware Act. The Trust shall be a Delaware statutory trust pursuant to such Act, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a statutory trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions. No provision of this Declaration shall be effective to require a waiver of compliance with any provision of, or restrict any shareholder rights granted by, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended or the Investment Company Act, or of any valid rule, regulation or order of the Commission thereunder.

(b)       Subject to the Delaware Act, any action commenced by a Shareholder (i) directly, against (x) the Trust or a Series or Class thereof, (y) its Trustees or officers related to, arising out of or concerning the Trust, its business or operations, and/or (z) otherwise related to, arising out of or concerning the Trust, its business or operations or (ii) derivatively in the right or name of, or on behalf of the Trust or a Series or Class thereof (collectively, the “Covered Actions”) shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court sitting in New York County with assignment to the Commercial Division to the extent such assignment is permitted under the Uniform Civil Rules for the Supreme Court, including § 202.70 thereof (each, a “Designated Court”). To the fullest extent permitted by applicable law, the Trust, its Trustees, officers, employees and Shareholders (a) waive any objection to venue in either Designated Court and (b) waive any objection that either Designated Court is an inconvenient forum. Except to the extent prohibited by applicable law, if any Shareholder shall commence a Covered Action in any court other than a Designated Court without the written consent of the Trust, then each such Shareholder shall be obligated, jointly and severally, to reimburse the Trust and any Trustee or officer of the Trust made a party to such proceeding for the costs and expenses (including attorneys’ fees) incurred by the Trust and any Trustee or officer of the Trust in connection with any successful motion to dismiss, stay or transfer such action on the basis of the failure to comply with this Section 9(b) of Article VIII.

(c)       In any Covered Action there shall be no right to a jury trial. THE RIGHT TO A TRIAL BY JURY IS EXPRESSLY WAIVED TO THE FULLEST EXTENT PERMITTED BY LAW.

Section 10. Provisions in Conflict with Law or Regulations.

(a)       The provisions of the Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the Investment Company Act, the regulated investment company provisions of the Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

Appendix D-26

(b)       If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

Section 11. Statutory Trust Only. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general or a limited partnership, joint venture, corporation or joint stock company, nor shall the Trustees or Shareholders or any of them for any purpose be deemed to be, or be treated in any way whatsoever as though they were, liable or responsible hereunder as partners or joint venturers.

Section 12. Use of the Identifying Words “City National Rochdale Funds” and “City National Bank”. The identifying words “City National Rochdale Funds,” and “City National Rochdale” and all rights to the use of such identifying words belong to City National Rochdale, the Investment Adviser of the Trust. City National Rochdale has licensed the Trust to use the identifying words “City National Rochdale Funds” in the Trust’s name and to use the identifying words “City National Rochdale” in the name of any series of the Trust. In the event that City National Rochdale or an affiliate of City National Rochdale is not appointed or ceases to be the Investment Adviser of the Trust, the non-exclusive license may be revoked by City National Rochdale, and the Trust and any series thereof shall respectively cease using the identifying words “City National Rochdale Funds,” and “City National Rochdale.” unless otherwise consented to by City National Rochdale or any successor to City National Rochdale’s interest.

Section 13. Trustees May Resolve Ambiguities. The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

Section 14. Writings. To the fullest extent permitted by applicable law, except as the Trustees may otherwise determine:

(a)       any requirements in this Declaration or in the By-Laws that any action be taken by means of any writing, including, without limitation, any written instrument, any written consent or any written agreement, shall be deemed to be satisfied by means of any electronic record in such form that is acceptable to the Trustees; and

(b)       any requirements in this Declaration or in the By-Laws that any writing be signed shall be deemed to be satisfied by any electronic signature in such form that is acceptable to the Trustees.

Appendix D-27

IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have executed this instrument as of the date first written above.

Andrew S. Clare, as Trustee	Daniel A. Hanwacker, as Trustee

Jon C. Hunt, as Trustee	Julie C. Miller, as Trustee

Jay C. Nadel, as Trustee	James R. Wolford, as Trustee

THE PRINCIPAL PLACE OF BUSINESS OF THE TRUST IS 400 NORTH ROXBURY DRIVE, BEVERLY HILLS, CALIFORNIA 90210

Appendix D-28

APPENDIX E

CITY NATIONAL ROCHDALE FUNDS
CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND
City National Rochdale Strategic Credit Fund
City National Rochdale High Yield Alternative Strategies Fund
City National Rochdale High Yield Alternative Strategies Fund TEI
City National Rochdale High Yield Alternative Strategies Master Fund

AUDIT COMMITTEE CHARTER

The Audit Committee (the “Committee”) is a committee established by each of the following governing boards (collectively, the “Board”):

Board of Trustees of City National Rochdale Funds (the “Trust”)

Board of Trustees of City National Rochdale Select Strategies Fund
Board of Trustees of City National Rochdale Strategic Credit Fund
Board of Directors of City National Rochdale High Yield Alternative Strategies Fund
Board of Directors of City National Rochdale High Yield Alternative Strategies Fund TEI
Board of Directors of City National Rochdale High Yield Alternative Strategies Master Fund

Each of the Trust, City National Rochdale Select Strategies Fund, City National Rochdale Strategic Credit Fund, City National Rochdale High Yield Alternative Strategies Fund, City National Rochdale High Yield Alternative Strategies Fund TEI, and City National Rochdale High Yield Alternative Strategies Master Fund will be referred to herein as a “Fund,” and each Trustee/Director/Manager of a Fund will be referred to herein as a “Trustee.”

ORGANIZATION

The Committee shall consist of a minimum of three members, none of whom is an “interested person” of the Funds, as that term is defined under the Investment Company Act of 1940, as amended (the “Act”), and each of whom is free of any other relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a Committee member. The members of the Committee shall be appointed by the Board and serve until their successors shall be duly appointed.

The Committee shall elect from its own members a Chair, who shall preside over each meeting of the Committee. The Committee shall meet at least semi-annually and is empowered to hold special meetings as circumstances require. The Committee shall ordinarily meet in person; however, members may attend telephonically or by videoconference, and the Committee may act by written consent, to the extent permitted by law and by the Funds’ agreement and declaration of trust and by-laws or limited liability operating agreement, as the case may be.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

As necessary, the Board shall determine whether one or more “audit committee financial experts,” as such term is defined by the Securities and Exchange Commission, are members of the Committee and whether any such expert is “independent.” For purposes of this finding only, in order to be considered “independent” any such expert may not, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board, accept directly or indirectly any consulting, advisory or other compensatory fee from the Funds. In accordance with the Securities and Exchange Commission’s safe harbor rule for “audit committee financial experts,” no member designated as an audit committee financial expert shall (i) be deemed an “expert” for any other purpose or (ii) have any duty, obligation or liability that is greater than the duties, obligations and liability imposed on a member of the Board or the Committee not so designated. Additionally, the designation of a member or members as an “audit committee financial expert” shall in no way affect the duties, obligations or liability of any member of the Committee or the Board not so designated.

Appendix E-1

PURPOSES

The primary purposes of the Committee are:

(a)	to oversee the Funds’ accounting and financial reporting policies and practices, its internal control over financial reporting and, as appropriate, the internal control over financial reporting of certain service providers;

(b)	to oversee the quality and objectivity of the independent audit of the Funds’ financial statements;

(c)	to recommend to the Board the selection of the Funds’ independent registered public accounting firms (each, an “Accountant”) and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Accountant;

(d)	to act as a liaison between the Accountant and the Board;

(e)	to review and discuss with Fund management and the Accountant the process implemented by Fund management for assessing and managing key risks in the financial reporting related areas described above and report on such topics to the Board; and

(f)	to act as the Funds’ qualified legal compliance committee for the purpose of compliance with the Code of Federal Regulations.

The function of the Committee is oversight; it is the responsibility of the Funds’ investment manager (the “Investment Manager”) and the Funds’ administration firms (each, an “Administrator”) to maintain appropriate systems for accounting and internal control over financial reporting and risk management, and it is the Accountant’s responsibility to plan and carry out a proper audit. Specifically, each Fund’s management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations; and (4) risk management processes. The Accountant is responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of its engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of a Fund’s service providers, including the Accountant.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Accountant for auditing, the financial statements. Similarly, the review of management’s processes to assess and manage risk with respect to accounting and financial reporting matters is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management in this area. Members of the Committee are not full-time employees of the Funds and, in serving on the Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. Therefore, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing, accounting or risk management reviews or procedures.

Appendix E-2

In discharging his or her duties with respect to a Fund, each member of the Committee is entitled to rely on information, opinions, reports or statements, including financial statements and other financial and risk management data, if prepared or presented by: (1) one or more officers of the Fund whom the trustee reasonably believes to be reliable and competent in the matters presented; (2) the Fund’s legal counsel, the Accountant, the Investment Manager, or the Fund’s distributor or transfer agent or other persons as to matters the trustee reasonably believes are within the person’s professional or expert competence; or (3) a committee of the Board of which the trustee is not a member.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the relevant Fund.

RESPONSIBILITIES

A.	Accounting and Financial Reporting Oversight

The Committee shall have the following specific responsibilities with respect to each Fund, which listing is not intended to limit the authority of the Committee in achieving its purposes:

•	The Committee shall approve and recommend to the Board the selection, retention, compensation, or termination of the Accountant. In connection therewith, on an annual basis the Committee shall ensure receipt from the Fund’s Accountant of a formal written statement delineating the relationship between (a) the Accountant and (b) the Fund or any of its series, any material service providers of the Fund, and any of their affiliates; shall evaluate the independence of the Accountant; and shall consider, among other things, whether the Accountant provides any consulting, audit or non-audit services to the Investment Manager or its affiliates, and the Accountant’s specific representations as to its independence.

•	The Committee shall meet with the Accountant, including private meetings, at least once a year and more often if necessary:

(i)	to review the arrangements for and scope of the annual audit and any special audits;

(ii)	to obtain and review a report by the Accountant of any material issues raised by the most recent internal quality-control review or peer review of the Accountant, or by any inquiry or investigation by the Public Company Accounting Oversight Board or any other governmental or professional authorities, respecting one or more independent audits carried out by the Accountant, and any steps taken to deal with such issues;

(iii)	to review in a general manner (but not assume responsibility for) the Fund’s risk assessment and risk management policies with respect to accounting and financial reporting matters;

(iv)	to consider reports of any difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management's response thereto;

Appendix E-3

(v)	to discuss with the Accountant any matters required to be discussed by standards of The American Institute of Certified Public Accountants or any other professional or regulatory body relating to the conduct of the audit;

(vi)	to discuss critical accounting policies and practices to be used in the annual audit and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative treatments, and the treatments preferred by the Accountant;

(vii)	to discuss any matters of concern relating to the financial statements, including any adjustments to such statements recommended by the Accountant, or other results of such audits;

(viii)	to consider the Accountant’s comments with respect to the quality and integrity of the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto;

(ix)	to review the form of opinion the Accountant proposes to render to the Board and the Fund’s shareholders;

(x)	to provide the Accountant the opportunity to provide to the Committee, on a timely basis, copies of any material written communication between the Accountant and management, such as any management letter and Fund management’s response or any schedule of unadjusted differences;

(xi)	to review the adequacy and effectiveness of relevant internal controls and procedures, including those of the Fund’s service providers deemed appropriate by the Committee, and the quality of the staff implementing those controls and procedures;

(xii)	to review any significant changes to the Fund’s accounting policies suggested by the Accountant or Fund management;

(xiii)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund’s assets and its financial reporting;

(xiv)	to consider for approval any significant special projects for the Fund by the Accountant; and

(xv)	to receive disclosure from the Accountant regarding all services provided by the Accountant to the Fund, including the fees associated with those services, at least annually, and if the annual communication is not made within 90 days before the filing of the Trust’s annual report, to receive an update, in the 90-day period before the filing, of any changes to the previously reported information.

Appendix E-4

B.	Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Funds

The Committee shall pre-approve all auditing services and permissible non-audit services to be provided to each Fund by its Accountant, including the fees therefor. For this purpose, a “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation (e.g., tax services). The Committee may delegate to one or more of its members (“Delegates”) the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any Delegate shall be presented to the full Committee at each of its scheduled meetings. The Committee shall communicate any pre-approval made by it or a Delegate to the appropriate officers of the Fund, who shall ensure that the appropriate disclosure is made in the Fund’s periodic reports and other documents as required under the federal securities laws.

Pre-approval for a permitted non-audit service shall not be required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by a Fund to the Accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one of the Delegates.

Additionally, the Committee shall pre-approve the Accountant’s engagements for non-audit services with the Investment Manager and any affiliate of the Investment Manager that provides ongoing services to a Fund in accordance with the foregoing paragraph, if the engagement relates directly to the operations and financial reporting of the Fund, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Accountant by the Fund, the Investment Manager and any affiliate of the Investment Manager that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

C.	Prohibited Services

A Fund’s Accountant may not perform contemporaneously any of the following non-audit services for the Fund:

•	bookkeeping or other services related to the accounting records or financial statements of the Fund;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker or dealer, investment adviser, or investment banking services;

•	legal services and expert services unrelated to the audit; and

•	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Appendix E-5

D.	Oversight of Trust Management

The Committee shall meet at least annually with each Fund’s management and its Administrator:

•	to review the financial statements contained in the Fund’s semi-annual report;

•	to receive periodic reports from management concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Funds’ assets and their financial reporting;

•	to review any compliance matter brought to the attention of the Committee;

•	to review in a general manner, but not as a committee to assume responsibility for, the Fund’s risk management processes implemented by management and the Administrator with respect to accounting and financial reporting matters and report any findings to the Board;

•	to receive any comments from or matters brought to management’s or the Administrator’s attention by the staff of the Securities and Exchange Commission;

•	to review significant judgments made in connection with the preparation of the Fund’s financial statements that are brought to the attention of the Committee;

•	to review in connection with the required certifications on Form N-CSR by the Fund’s principal executive officer and/or principal financial officer any significant deficiencies reported to the Committee in the design or operation of the Fund’s internal controls, including financial reporting or material weaknesses therein and any reported evidence of fraud, including by management or other employees who have a significant role in the Fund’s internal controls and financial reporting; and

•	to review the organizational structure, reporting relationships, adequacy of resources and qualifications of the senior management personnel responsible for the Fund’s accounting and financial reporting.

E.	Other Responsibilities

The Committee shall have the following additional responsibilities with respect to each Fund:

•	The Committee shall report its activities to the Board at least annually and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate. The Committee shall submit minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

•	The Committee shall investigate any matter brought to its attention within the scope of its duties, including potential improprieties or improprieties in the Fund’s operations.

•	The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its Administrator, the Investment Manager or any of the Investment Manager’s affiliates of concerns about accounting or auditing matters.

•	The Committee shall investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial controls.

Appendix E-6

•	The Committee shall consider such other matters as may be from time to time referred to it by the Board.

•	The Committee shall review this Charter at least annually and recommend any changes to the Board.

QUALIFIED LEGAL COMPLIANCE COMMITTEE

The Committee shall also serve as the Qualified Legal Compliance Committee (“QLCC”) for each Fund for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by a Fund or by any officer, director, employee, or agent of the Fund, as an alternative to the reporting requirements of Rule 205.3(b), under Rule 205.3(c), may report evidence of such material violation to the QLCC.

Upon receipt of such a report, the QLCC shall have the duty and responsibility:

•	to inform the Fund’s chief legal officer and chief executive officer of such report, unless the reporting attorney reasonably believes that it would be futile to report a evidence of a material violation to the issuer’s chief legal officer and chief executive officer;

•	to determine whether an investigation is necessary regarding such report and, if it determines an investigation is necessary or appropriate, to notify the Board; initiate an investigation, which may be conducted either by the chief legal officer or by outside attorneys; and retain such additional expert personnel as the QLCC deems necessary; and

•	at the conclusion of any such investigation, to recommend, by majority vote, that the Fund implement an appropriate response to evidence of a material violation, and inform the chief legal officer and the chief executive officer and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

The QLCC shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the Securities and Exchange Commission in the event that the Fund fails in any material respect to implement an appropriate response that the QLCC has recommended.

Amended: August 22, 2019

Appendix E-7

PROXY CARD

CITY NATIONAL ROCHDALE FUNDS
CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND
CITY NATIONAL ROCHDALE STRATEGIC CREDIT FUND
CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE STRATEGIES FUND
CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE STRATEGIES FUND TEI
CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE STRATEGIES MASTER FUND

CITY NATIONAL ROCHDALE
400 PARK AVENUE
NEW YORK, NY 10022

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Joint Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

To vote at the virtual Special Joint Meeting

1) Read the Joint Proxy Statement and have the proxy card below at hand.
2) Go to website [Zoom Link] on August 11, 2021, at 12:00 p.m. Eastern Time and enter the passcode 483912. You may also join the Special Joint Meeting by telephone by calling [dial-in number] and entering the meeting ID, which is 930-9194-4441.
3) Follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D55863-S25428

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect six nominees to the Board of Trustees of City National Rochdale Funds.	☐	☐	☐

Nominees:

01) Andrew S. Clare
02) Daniel A. Hanwacker
03) Jon C. Hunt
04) Julie C. Miller
05) Jay C. Nadel
06) James Wolford

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

The Board of Trustees recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

CITY NATIONAL ROCHDALE
400 PARK AVENUE
NEW YORK, NY 10022

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Joint Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

To vote at the virtual Special Joint Meeting

1) Read the Joint Proxy Statement and have the proxy card below at hand.
2) Go to website [Zoom Link] on August 11, 2021, at 12:00 p.m. Eastern Eastern Time and enter the passcode 483912. You may also join the Special Joint Meeting by telephone by calling [dial-in number] and entering the meeting ID, which is 930-9194-4441.
3) Follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D55865-S25428

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1. To elect six nominees to the Board of Trustees of each of City National Rochdale Select Strategies Fund and City National Rochdale Strategic Credit Fund.	☐	☐	☐	______________________

Nominees:

01) Andrew S. Clare
02) Daniel A. Hanwacker
03) Jon C. Hunt
04) Julie C. Miller
05) Jay C. Nadel
06) James Wolford

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date